OMB APPROVAL
OMB Number: 3235-0570 Expires: July 31, 2022 Estimated average burden hours per response: 20.6

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number	811-04750

Fenimore Asset Management Trust
(Exact name of registrant as specified in charter)

384 North Grand Street, P.O. Box 399 Cobleskill, New York	12043
(Address of principal executive offices)	(Zip code)

Thomas O. Putnam

Fenimore Asset Management Trust 384 North Grand Street, P.O. Box 399 Cobleskill, New York, 12043
(Name and address of agent for service)

Registrant's telephone number, including area code:	518-234-7400

Date of fiscal year end:	December 31

Date of reporting period:	June 30, 2021

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Stockholders.

(a)

FAM FUNDS

Managed by
FENIMORE ASSET MANAGEMENT

SEMI-ANNUAL REPORT
June 30, 2021

VALUE FUND

Investor Share Class and Institutional Share Class

DIVIDEND FOCUS FUND

Investor Share Class

SMALL CAP FUND

Investor Share Class and Institutional Share Class

TABLE OF CONTENTS

Chairman’s Commentary	1
FAM VALUE FUND
Letter to Shareholders	4
Portfolio Data	10
Schedule of Investments	11
FAM DIVIDEND FOCUS FUND
Letter to Shareholders	13
Portfolio Data	17
Schedule of Investments	18
FAM SMALL CAP FUND
Letter to Shareholders	20
Portfolio Data	26
Schedule of Investments	27
Statements of Assets and Liabilities	29
Statements of Operations	30
Statements of Changes in Net Assets	31
Notes to Financial Statements	34
Supplemental Information	47
Expense Data	49
Privacy Policy	51

FAM Funds has adopted a Code of Ethics that applies to its principal executive and principal financial officers. You may obtain a copy of this Code without charge, by calling FAM Funds at (800) 932-3271.

CHAIRMAN’S COMMENTARY

June 30, 2021

Dear Fellow Shareholder,

As I write this, 67.1% of Americans, 18 and older, have received at least one dose of a COVID-19 vaccine.1 Infection rates are at lows and most pandemic-related restrictions have been lifted throughout the country. The economy has come roaring back from the deepest recession of modern times and is growing at the fastest rate in nearly four decades while major U.S. equity indices are hitting all-time highs. We are undergoing what many are describing as a “return to normalcy” in American life and the “reopening” or “recovery” of our economy. Although true, these descriptions seem inapt. Whatever “normal” was in February of 2020, we are not likely going to return to it and “reopening” and “recovery” suggest the economy is set to resume business as usual.

However, the experience of the last 16 months has changed individuals and institutions — some trivially, some profoundly. We realized many truths that otherwise might have gone undiscovered. Here are just a few examples:

o	Some realized that they missed their calling as a teacher while others gained tremendous respect (and empathy!) for their children’s teachers.

o	Some realized how much they took our local restaurants for granted while others learned to love to cook.

o	Some realized how much they need their friends and family while others gained a new appreciation for solitude.

o	Some realized they are more productive at home than in the office while others had difficulty innovating without spontaneous, face-to-face interactions.

o	Many realized that a simpler life is a better life.

Market Performance

The rally that began November 9, 2020 with the announcement of the effectiveness of the Pfizer/Moderna vaccine continued into 2021. Large-cap stocks, as represented by the S&P 500 Index, returned 15.25% in the first half of the year and was the second-best performance since 1998. Just as they did last year, smaller companies performed even better with the Russell 2000 Index returning 17.54%. Coincidentally, mid-sized firms split the difference with the Russell Midcap Index returning 16.25%. 2 The march higher of U.S. equities has been broad and steady so far this year with relatively low volatility and many stocks and indices achieving multiple new highs.

FAM Fund Performance

With this as a market backdrop, our mutual funds performed well on an absolute basis, but it was a mixed bag relative to our benchmarks. The Value Fund (Investor Shares) returned 15.20%, Dividend Focus Fund (Investor Shares) returned 13.46%, and Small Cap Fund (Investor Shares) returned 18.00% (please see each fund’s letter for more detail).

There was not much portfolio activity in the three funds, particularly when compared to last year at this time. In all, we initiated positions in five companies and sold two. Additionally, we added to or trimmed a few positions as opportunities warranted. While low volatility and generally full valuations contributed to low portfolio activity, the more important reason is that we really like the collection of businesses we own and the management teams running their operations. In other words, “If it ain’t broke…”

[1]	https://covid.cdc.gov/covid-data-tracker/#vaccinations, as of 7/6/2021

[2]	FactSet, as of 6/30/2021

CHAIRMAN’S COMMENTARY

Supply Chains

Many global supply chains are groaning under the weight of the recovery. At the height of the pandemic, many factories were either unable to operate or ran at significantly lower capacity because demand for their product had become uncertain. Inventories plummeted. Then vaccines, along with fiscal stimulus, reignited demand with a ferocity that caught many companies by surprise and, consequently, shorthanded. Not only have firms been unable to secure their raw materials and other supplies, but finding workers has become difficult. Exacerbating these issues are bottlenecks in the global transportation/logistics system most memorably symbolized by the grounding of the cargo ship in the Suez Canal in late March. The shortage of semiconductors gets much publicity now, but the reality is that many things are in short supply.

Our portfolio holdings are managing ably through these shortages. First, many of our companies sell services rather than products so supply chains are not an issue. Those that do manufacturer are developing creative solutions such as finding new sources, in-sourcing, or redesigning their products. Several holdings, including our semiconductor and trucking businesses, are benefiting from stressed supply chains. For the most part, our management teams expect that these issues should be resolved in short order and without much disruption, though some of their changes may be lasting.

Inflation

Another effect of the recovery has been an increase in the price of certain goods and services such as used cars, homes, airline tickets, restaurant prices, copper, semiconductors, and more. Each scenario has its own backstory, but all can be explained by some combination of constrained supply or the release of pent-up demand. The working assumption of the Federal Reserve — whose twin mandates include keeping inflation in check — is that these episodes are “transitory” and will ebb with time. Truth is, nobody knows.

Our focus is on owning a collection of quality, well-run companies that can do well in any scenario. Besides pure commodities, some of the best firms to own in inflationary environments, in our view, are those that are asset light, competitively advantaged, and market leading. These businesses have less exposure to rising prices and are more able to raise prices. Furthermore, well-run operations should be more likely to creatively contain costs as we have seen in the past. Many of our holdings fit these bills and we feel good about our portfolios should inflation turn out to be more than transitory.

Outlook

The Conference Board forecasts that U.S. real gross domestic product growth should rise to 9.0% (annualized) in this year’s second quarter and 6.6% (year-over-year) in 2021. If achieved, this will be the strongest growth since 1984. Except for a setback on the coronavirus front, we do not see much to derail impressive near-term economic growth. By our estimation, however, the stock market prices of many businesses already reflect this rosy scenario, even where earnings have not recovered to pre-virus levels. We would not be surprised to see an increase in volatility as the recovery unfolds throughout the year and into 2022. Adding to this potential will be market reactions to the Fed’s efforts (or non-efforts) to rein in easy-money policies. Regardless, we really like the business we own and if we get a chance to buy more of them — or even new ones — at lower prices, we will be ready!

Fenimore Update

Here is a side note on life here at Fenimore. A couple of things are beginning to return to something resembling normal. First, I am happy to say that we are all back in the office(s) on a regular basis. Secondly, after 16 months of countless Zoom meetings, the research team is starting to hit the road again. Companies are opening their doors to investors and conferences are going from “virtual” to live. In either case, we could not be happier. Though our team, like many firms, was surprised at how well we did given the challenges, we missed the in-person camaraderie. It is a pleasure to see the managers of our holdings, each other, and, most important, our investors!

CHAIRMAN’S COMMENTARY

Thank you for the trust you place in us. If you need assistance, please call us at 800-932-3271 or email info@fenimoreasset.com. Our associates welcome the opportunity to help you.

Thomas O. Putnam
Founder & Executive Chairman

Research Team:
Andrew F. Boord
John D. Fox, CFA
Kevin D. Gioia,CFA
Antonio C. Hebert
Paul C. Hogan, CFA
William W. Preston, CFA
Marc D. Roberts, CFA
Drew P. Wilson, CFA

The opinions expressed herein are those of the portfolio managers as of the date of the report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Performance data quoted above is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.

FAM VALUE FUND

June 30, 2021

Dear Fellow Value Fund Shareholder,

Last June, we wrote about how difficult it is to predict what is going to happen in the world and the reaction of financial markets. We recounted the emergence of the coronavirus, the ensuing three-week bear market, and the incredible speed of the stock market recovery. We ended the year-to-date summary with the words, “No one knows.”

So, of course, 2021 is unfolding very much as we expected. Since the November 9, 2020 announcement of the Pfizer vaccine trial results, we have had a simple formula for forming our outlook. Our belief was that vaccines would work and America would vaccinate several hundred million people in 2021. The effectiveness of the vaccines would turn the tide on the virus and lead to a reopening of the economy due to a return to mobility and pent-up demand for the things we all missed in the stay-at-home period. The demand for restaurants, travel, sporting events, and in-person shopping would drive a very strong economic recovery. This recovery would be boosted by low interest rates and a record amount of dollars in consumers’ hands from government stimulus payments. This economic recovery would increase the sales and profits at American corporations resulting in growing intrinsic values for companies and, hence, stock prices.

Over the long term, stock prices follow earnings so this expected increase in earnings is very important to stock price performance. As we write this letter, investors expect that the companies in the S&P 500 should post record earnings per share this year — about 8% to 10% above the record level set in 2019. The outlook for 2022 is also positive.1

While events are happening very much as we expected, there are always surprises. One of the risks to the current environment is that the economy grows too fast causing the rate of inflation to increase. If this increase in inflation is reflected in higher interest rates, then it might cause investors to re-evaluate the prices they will pay for financial assets like bonds, real estate, and stocks. This could lead to a decline in prices of those assets. However, longer-term interest rates peaked in March and have declined leaving us scratching our heads about future growth and inflation. Also, as the COVID-19 Delta variant gains ground in America, there is some concern and it bears watching.

Portfolio Activity

Purchases

It has been a quiet six months in terms of trading activity. We purchased two new securities, Amphenol Corporation (APH) and Progressive Corporation (PGR) in the FAM Value Fund (“the Fund”) and continued to purchase shares in Fidelity Information Services (FIS).

Amphenol’s tagline is “Enabling the Electronics Revolution.” The firm manufactures small electrical parts, called connectors, that are used in thousands of different products around the world. Some of their major markets are aerospace, automotive, and digital devices and networks. The world is going digital as it uses more electronics every day. We believe that Amphenol is very well positioned to benefit from this trend. In fact, you probably use their products daily. For example, if you watch the in-flight entertainment on an airplane, have a blind-spot monitor on your car, or stream a movie on your wireless television, you are likely using an Amphenol product.

The company meets our high standards for financial performance with a decade of double-digit earnings growth, high profit margins, and a strong balance sheet with $2.4 billion in cash as of March 31, 2021. The stock has performed extremely well over time with a total return during the last 5 and 10 years in excess of 15% per year as of June 30, 2021.

We have been studying Amphenol for several years and initiated a small position in the Fund at what we believe is a fair value for the business.

[1]	FactSet as of 6/30/2021

FAM VALUE FUND

Progressive Corporation is well known through their TV commercials and company spokesperson, Flo. Progressive is the third-largest personal automobile insurance business in America. In an industry that grows mid-single digits per year, Progressive is growing double digits, taking share from other insurers. Progressive is one of the pioneers in selling insurance directly to consumers, without an agent, which has been extremely successful. They were also one of the first to really embrace the use of data to price insurance. The company collects more than 100 pieces of data on prospective insureds using this information to segment their customers and set insurance prices. Historically, that has allowed them to be more profitable than other insurance firms. When we examined Progressive’s insurance profitability, we learned they have made a profit in 39 of the last 40 quarters.

Progressive is also one of the first businesses to employ use -based insurance (UBI) which tracks a person’s driving over a period of 30 days to see how risky they are as a driver. Through digital tools, the company can tell how fast you drive, how hard you brake, and how many left turns you make per day. One of our research analysts did the 30-day trial and was not offered a lower insurance rate — this makes us believe he has a bit of a lead foot!

A recent edition of Barron’s featured their list of the top 30 CEOs in corporate America. On the list was Tricia Griffith, CEO of Progressive. Tricia started as a claims representative in 1988 and was promoted to CEO in 2016. In the article she says, “We’re putting our foot on the gas pedal for growth and profit.” Our team can’t wait!

The other major purchase was continued investment in Fidelity National Information Services (FIS). FIS is a provider of what’s called “CORE” banking systems. A core system is the software a bank uses to run its internal operations. In our opinion, it is a very stable business with good pricing power as it is very difficult for a bank to switch its core system. The act of switching has been described to us as doing a “heart and lung transplant at the same time.” In addition to a stable software business, FIS has a global payments operation where they make money on debit and credit payments around the world. About 25% of this business is travel and dining related which has seen a large decline in the pandemic. We continue to believe payment flows for travel and entertainment will recover. When they do, FIS should be growing their sales and earnings at a very good pace. Current estimates for 2021 and 2022 reflect 15% earnings-per-share growth for both this year and next.

Sales

To fund our purchases, we used cash on hand and made a number of sales of small positions. The Fund sold all of its shares in First Hawaiian Bank (FHB), HEICO Corporation (HEI), STERIS Corporation (STE), The Hanover Insurance Group (THG), and White Mountains Insurance Group (WTM). Each of these positions was less than 0.50% and in total they comprised 1.6% of the Fund’s assets as of December 31, 2020. While each of these stocks represents what we believe is a good business that is well managed, our team did not believe they were at prices that we could add to the position and make it more meaningful. For example, in March of 2020 during the pandemic bear market, we purchased some shares in STERIS at $109. Today, the stock is more than $200 a share making the future return profile much different from one year ago.

There was one significant trim where we sold one-half of our position in Zebra Technologies Corporation (ZBRA). Zebra is a fantastic company, in our view, that we have known for many years. The business began as the leader in barcode printers and has evolved into mobile computing and data analysis. For example, Walgreens uses Zebra handheld scanners and software to track inventory in its almost 10,000 stores. The data provided by Zebra’s systems allows store managers to know what is on the shelf in every store in real time.

We owned the stock once before in the years 2006 to 2014. In 2014, the company announced an acquisition that was to be funded using a significant amount of debt. This was unusual since Zebra typically had a net-cash position on their balance sheet. The acquisition increased the ratio of debt to cash flow to more than five times. Our team likes to see companies operate at three times or less. As a result of the debt level, we sold the stock in 2014.

FAM VALUE FUND

Fast forward to 2019, Zebra’s earnings per share more than doubled and the debt level was less than two times cash flow. We repurchased the stock near $200 a share in 2019 and added to the position in 2020. Since our recent purchases, the stock more than doubled and we sold part of the position as the valuation exceeded what we expected.

Closing Thoughts

As we write this letter, we see the U.S. economy growing at very high rates as more than 300 million vaccines have been delivered into arms. Government restrictions on mobility have been lifted and people are enjoying a return to normal. One small example, there were more than 40,000 people in attendance at the Fourth of July baseball doubleheader between the Mets and Yankees at Yankee Stadium!

The combination of a return to normal, government stimulus, low interest rates, and an increase in the number of people working, is generating strong economic growth and, hence, profits for many firms. While we know there will be surprises, at this point we see the current trends continuing. Of course, the stock market figured this out and stock prices have advanced significantly since the March 2020 bottom. When we look at prices compared to intrinsic values, we do not see a lot of bargains from our viewpoint. However, a great business purchased at fair value can be a good investment as company values tend to grow 8% to 15% per year over time.2

There are certainly risks to this outlook including higher inflation, higher interest rates, a Federal Reserve policy mistake, and the unknown consequences of the government borrowing to provide a bridge through the pandemic. Of course, the virus is still with us and constantly evolving. To date, the vaccines are effective against the current variants, but this could change in the future.

Although the following is reproduced from previous letters, we believe it is vital to summarize our philosophy and process and reiterate that they remain unchanged.

Our Investment Philosophy and Process

Our philosophy can be summed up in the idea of intrinsic value. We believe that every asset — be it a bond, piece of real estate, or company — has a value that is “intrinsic” to that asset. The value of an asset comes from the amount of cash it produces and the rate of growth of that cash flow into the future. If you know the future outcomes of these two variables, it is fairly easy to figure out what an asset is worth.

This is how we think about valuing companies and therefore the value of their stock. A share of stock represents a fractional ownership in that business; therefore, the price of the stock should track the value of that enterprise over time. Of course, making accurate projections about the future is difficult. As a result, we build guardrails into our investment process to mitigate risk if our forecasts are wrong.

Our process focuses on four core criteria:

1.	A good business that is growing and protected by some competitive advantage

2.	A strong financial position with low debt, high profit margins, cash profits, and high returns on capital

3.	An excellent management team that exhibits both honesty and the ability to allocate capital for the benefit of the shareholders

4.	A purchase price that is below what we think the stock is worth

Once we purchase a stock, we follow it closely and try to meet with management face-to-face at least once a year. We also monitor the price-to-value relationship over time. As long as the stock does not become significantly overvalued, we tend to hold our stocks for many years.

This long-term view is reflected in the Value Fund’s low turnover ratio which is significantly lower than the mutual fund industry average. One benefit of a long holding period is that when we do sell a stock and realize a capital gain, it is usually a long-term gain which is taxed at a lower rate than a short-term gain.

[2]	Fenimore Asset Management Research, as of 6/30/2021

FAM VALUE FUND

FAM Funds will continue to follow our business-first approach as we conduct in-depth, firsthand research at the company level. Our steadfast focus is to invest in a collection of quality businesses that we think are becoming more valuable over time — regardless of the short-term political or economic environment.

Thank you for investing with us in the FAM Value Fund.

TOP 5 CONTRIBUTORS AND DETRACTORS*

12/31/2020 TO 6/30/2021

Top 5 Contributors

	Average	Contribution
Name	Weight (%)	(%)
CDW Corporation	5.79	1.83
CarMax, Inc.	4.52	1.67
EOG Resources, Inc.	2.22	1.19
Brookfield Asset Management, Inc.	4.78	1.12
Zebra Technologies Corporation	2.34	1.04

This reflects the FAM Value Fund’s best and worst performers, in descending order, based on individual stock perfor-mance and portfolio weighting. Past performance does not indicate future results.

Top 5 Detractors

	Average	Contribution
Name	Weight (%)	(%)
HEICO Corporation	0.10	0.01
Home BancShares, Inc.	0.41	0.01
Brookfield Asset Management Reinsurance Partners Ltd.	0.00	-0.01
Progressive Corporation	0.57	-0.05
Black Knight, Inc.	2.56	-0.40

Past performance does not indicate future results.

John D. Fox, CFA	Thomas O. Putnam	Drew P. Wilson, CFA
Portfolio Manager	Portfolio Manager	Portfolio Manager

The opinions expressed herein are those of the portfolio managers as of the date of the report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Performance data quoted above is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.

*	Reflects top contributors and top detractors to the fund’s performance based on each holding’s contribution to the overall fund’s return for the period shown. The information provided does not reflect all positions purchased, sold or recommended for advisory clients during the period shown. It should not be assumed that future investments will be profitable or will equal the performance of the security examples discussed. Past performance is no guarantee, nor is it indicative, of future results. For more detailed information on the calculation and methodology as well as a complete list of every holding’s contribution to the overall fund’s performance during the time period shown, please call (800) 932-3271 or visit the fund’s website at famfunds.com. Portfolio composition will change due to ongoing management of the fund. References to individual securities are for informational purposes only and should not be construed as an offer or a recommendation, by the fund, the portfolio managers, or the fund’s distributor, to purchase or sell any security or other financial instrument. The summary is not advice, a recommendation or an offer to enter into any transaction with Fenimore or any of its affiliated funds. The portfolio holdings are as of the most recent quarter.

FAM VALUE FUND

TOP 10 HOLDINGS

AS OF 6/30/2021

% OF
FAM VALUE FUND	NET ASSETS
Brown & Brown, Inc.	6.30%
Ross Stores, Inc.	6.21%
IDEX Corporation	6.07%
CDW Corporation	6.02%
Brookfield Asset Management, Inc. - Class A	5.21%
CarMax, Inc.	4.47%
Markel Corporation	4.46%
Illinois Tool Works, Inc.	4.00%
Berkshire Hathaway, Inc. - Class A	3.75%
Graco, Inc.	3.35%
TOTAL NET ASSETS	$1,619,352,670

The portfolios are actively managed and current holdings may be different.

AVERAGE ANNUAL TOTAL RETURNS

AS OF 6/30/2021

						TOTAL FUND
	SINCE					OPERATING
	INCEPTION	10 YEAR	5 YEAR	3 YEAR	1 YEAR	EXPENSES*
FAM VALUE FUND INVESTOR CLASS (1/2/87)	10.83%	12.07%	14.08%	14.39%	39.39%	1.20%*
INSTITUTIONAL CLASS (1/3/17)	10.86%	12.16%	14.27%	14.60%	39.63%	1.12%*
RUSSEL MIDCAP INDEX	12.06%	13.24%	15.62%	16.45%	49.80%	N/A

The performance data quoted represents past performance.

Important Disclosures:

Performance data quoted above is historical. Past performance is not indicative of future results, current perfor-mance may be higher or lower than the performance data quoted. Investment returns may fluctuate; the value of your investment upon redemption may be more or less than the initial amount invested. All returns are net of expenses. To obtain performance data that is current to the most recent month-end for each fund as well as other information on the FAM Funds, please go to fenimoreasset.com or call (800) 932-3271.

Please consider a fund’s investment objectives, risks, charges and expenses carefully before investing. The FAM Funds prospectus or summary prospectus contains this and other important information about each Fund and should be read carefully before you invest or send money. To obtain a prospectus or summary prospectus for each fund as well as other information on the FAM Funds, please go to fenimoreasset.com or call (800) 932-3271.

Risk Disclosures: The principal risks of investing in the fund are: stock market risk (stocks fluctuate in response to the activities of individual companies and to general stock market and economic conditions), stock selection risk (Fenimore utilizes a value approach to stock selection and there is risk that the stocks selected may not realize their intrinsic value, or their price may go down over time), and small-cap risk (prices of small-cap companies can fluctuate more than the stocks of larger companies and may not correspond to changes in the stock market in general).

FAM VALUE FUND

Any references herein to any of Fenimore’s past or present investments, portfolio characteristics, or performance, have been provided for illustrative purposes only. It should not be assumed that these investments were or will be profit-able or that any future investments will be profitable or will equal the performance of these investments. There can be no guarantee that the investment objectives of Fenimore will be achieved. Any investment entails a risk of loss. Unless otherwise noted, information included herein is presented as of the date indicated on the cover page and may change at any time without notice.

*FAM Value Fund Disclosure: The Fund’s total annual operating expense ratio as stated in the fee table of the Fund’s most recent prospectus is 1.19% after fee waivers of (0.01)% for the Investor Class. The Fund’s total annual operating expense ratio as stated in the fee table of the Fund’s most recent prospectus is 1.00% after fee waivers of (0.12)% for the Institutional Class. When excluding Acquired Funds Fees and Expenses, which are not direct costs paid by the Fund’s shareholders, the total annual operating expense as reported in the FAM Value Fund’s audited financial statements for the Investor Class is 1.18% after a fee waiver of (0.01%) and the Institutional Class is 0.99% after a fee waiver of (0.12%) as of December 31, 2020. The Advisor has contractually agreed, until May 1, 2022, to waive fees and/or reimburse the Fund certain expenses (excluding interest, taxes, brokerage costs, Acquired Fund Fees and Expenses, dividend expense and extraordinary expenses) to the extent necessary to maintain Net Fund Operating Expenses for Investor Shares at 1.18% and Institutional Shares at 0.99%.

Institutional Class shares became available for sale on January 3, 2017. For performance prior to that date, this table includes the actual performance of the Fund’s Investor Class (and uses the Fund’s Investor Class’ actual expenses), without adjustment. The performance results shown for the periods prior to January 3, 2017, the date of commencement of operations for Institutional Shares, are for the Investor Shares, which are subject to higher fees due to differences in the shareholder administrative services fees and certain other fees paid by each class. Institutional Shares and Investor Shares would have substantially similar performance results because the shares of each class are invested in the same portfolio securities of the Fund. Because of the difference in the level of fees paid by Investor Shares, the returns for the Investor Shares may be lower than the returns of the Institutional Shares.

FAM VALUE FUND — Portfolio Data

June 30, 2021 (Unaudited)

COMPOSITION OF NET ASSETS
Machinery	13.4%
Specialty Retail	12.8%
Insurance	12.2%
Electronic Equipment, Instruments & Components	8.1%
Capital Markets	7.8%
IT Services	7.6%
Banks	4.5%
Diversified Financial Services	3.8%
Health Care Equipment & Supplies	3.3%
Construction Materials	3.2%
Chemicals	3.1%
Semiconductors & Semiconductor Equipment	3.1%
Money Market Funds	3.1%
Trading Companies & Distributors	2.5%
Oil, Gas & Consumable Fuels	2.5%
Containers & Packaging	2.4%
Multi-Line Retail	2.0%
Road & Rail	1.8%
Building Products	1.2%
Electrial Equipment	1.0%
Household Durables	0.6%
Asset Management	0.0%(a)
Other	(0.0%)(a)

(a)	Percentage rounds to less than 0.1%.

Statement Regarding Availability of Quarterly Portfolio Schedule. Please note that (i) the Fund files its complete schedule of portfolio holdings with the U.S. Securities and Exchange Commission (the “Commission”) as of the end of the first and third quarters of each fiscal year as an exhibit to Form N-PORT; (ii) the complete listing is available on the Commission’s website at www.sec.gov; and (iii) the Fund makes the exhibit to Form N-PORT available to shareholders at fenimoreasset.com, or upon request, by calling FAM FUNDS at 1-800-932-3271.

FAM VALUE FUND — Schedule of Investments

June 30, 2021 (Unaudited)

	Shares	Value
COMMON STOCKS — 96.9%
Asset Management — 0.0% (a)
Brookfield Asset Management Reinsurance Partners Ltd. - Class A (b)	11,405	$593,297

Banks — 4.5%
Home BancShares, Inc.	355,000	8,761,400
M&T Bank Corporation	179,000	26,010,490
Pinnacle Financial Partners, Inc.	105,000	9,270,450
South State Corporation	348,110	28,461,474
		72,503,814

Building Products — 1.2%
Fortune Brands Home & Security, Inc.	200,000	19,922,000

Capital Markets — 7.8%
Brookfield Asset Management, Inc. - Class A	1,653,750	84,308,175
T. Rowe Price Group, Inc.	214,390	42,442,788
		126,750,963

Chemicals — 3.1%
Air Products & Chemicals, Inc.	175,500	50,487,840

Construction Materials — 3.2%
Vulcan Materials Company	297,930	51,860,675

Containers & Packaging — 2.4%
Avery Dennison Corporation	187,000	39,314,880

Diversified Financial Services — 3.8%
Berkshire Hathaway, Inc. - Class A (b)	145	60,697,145

Electrical Equipment — 1.0%
Amphenol Corporation - Class A	234,000	16,007,940

Electronic Equipment, Instruments & Components — 8.1%
CDW Corporation	558,200	97,489,630
Zebra Technologies Corporation - Class A (b)	63,720	33,739,103
		131,228,733

Health Care Equipment & Supplies — 3.3%
Stryker Corporation	208,000	54,023,840

Household Durables — 0.6%
NVR, Inc. (b)	1,890	9,399,537

Insurance — 12.2%
Brown & Brown, Inc.	1,919,392	101,996,491
Markel Corporation (b)	60,850	72,211,303
Progressive Corporation (The)	240,000	23,570,400
		197,778,194

See Notes to Financial Statements

FAM VALUE FUND — Schedule of Investments Continued

June 30, 2021 (Unaudited)

	Shares	Value
COMMON STOCKS — 96.9% (Continued)
IT Services — 7.6%
Black Knight, Inc. (b)	508,611	$39,661,486
Broadridge Financial Solutions, Inc.	72,900	11,775,537
Fidelity National Information Services, Inc.	266,400	37,740,888
Genpact Ltd.	741,600	33,690,888
		122,868,799

Machinery — 13.4%
Graco, Inc.	716,650	54,250,405
IDEX Corporation	446,750	98,307,338
Illinois Tool Works, Inc.	289,950	64,821,222
		217,378,965

Multi—Line Retail — 2.0%
Dollar General Corporation	146,300	31,657,857

Oil Gas & Consumable Fuels — 2.5%
EOG Resources, Inc.	483,000	40,301,520

Road & Rail — 1.8%
Landstar System, Inc.	185,721	29,347,632

Semiconductors & Semiconductor Equipment — 3.1%
Analog Devices, Inc.	222,950	38,383,072
Microchip Technology, Inc.	80,000	11,979,200
		50,362,272

Specialty Retail — 12.8%
AutoZone, Inc. (b)	22,700	33,873,394
CarMax, Inc. (b)	559,944	72,316,768
Ross Stores, Inc.	810,688	100,525,312
		206,715,474

Trading Companies & Distributors — 2.5%
Fastenal Company	780,900	40,606,800

Total Common Stocks (Cost $511,859,051)		$1,569,808,177

MONEY MARKET FUNDS — 3.1%
Invesco Short-Term Investments Trust – Institutional Class, 0.01% (c) (Cost $49,600,166)	49,600,166	$49,600,166

Total Investments at Value — 100.0% (Cost $561,459,217)		$1,619,408,343

Liabilities in Excess of Other Assets — (0.0%) (a)		(55,673)

Net Assets — 100.0%		$1,619,352,670

(a)	Percentage rounds to less than 0.1%.

(b)	Non-income producing security.

(c)	The rate shown is the 7-day effective yield as of June 30, 2021.

See Notes to Financial Statements

FAM DIVIDEND FOCUS FUND

June 30, 2021

Dear Fellow Dividend Focus Fund Shareholder,

The biggest story of the first half of 2021 was the successful domestic vaccine rollout, which curbed COVID-19 cases and led to the removal of almost all restrictions on U.S. businesses. This, combined with significant pent-up demand from flush consumers eager to resume long-deferred leisure activities, led to a red-hot economic reopening that looks to have considerable room to run.

With many companies reporting record earnings amidst this improving backdrop, the U.S. stock market, which also benefited from a continued low interest rate environment and muted volatility, closed on June 30, 2021 at an all-time record high (measured by the S&P 500 Index).

The FAM Dividend Focus Fund (“the Fund”) ended the first half within a fraction of its all-time high and is up 13.46% year-to -date. In fact, 2021’s second quarter marked the fifth consecutive quarter of positive gains for the Fund, which now stands 96% above its March 23, 2020 low during the virus-related selloff. More impressive, in our view, is that the Fund’s performance has now exceeded its pre-virus high by 26%.

Meanwhile, the strong economy is bringing to light inflationary pressures across many industries and businesses due to growing supply/demand imbalances and a number of supply chain bottlenecks.

Looking forward, this inflationary environment is one of the biggest known risks, but how rampant and long it lasts is the million-dollar question. We have never been in the business of making such macro predictions, but we do strive to own companies that are adept at operating in a multitude of environments, including an inflationary one.

When we are screening for the quality of a business, one of the things we look at is their track record of passing along price increases or driving operational efficiencies to achieve profit growth in rising cost environments. Our experience over the years tells us that most companies are not price setters, but price takers. This is a great example of us spending our time on what is knowable rather than what is not.

Another measure of quality our team screens for is a sound dividend-growth policy, which typically signals management’s confidence in the stability and growth of their operation’s future cash generation. A stat we like to share with you every letter is how fast our holdings’ dividends are growing.

Since the beginning of this year, 17 of 28, or 61% of our holdings, announced dividend increases with the average increase being 12.2%. This includes Ross Stores, which reinstated its dividend after temporarily suspending it last year. In fact, 11 of the 17 declared dividend increases were 10% or greater, including Pool Corporation that led the way with a 38% dividend increase!1

Portfolio Activity

Following the trend of the back half of 2020, the Fund had another quiet period of portfolio activity in the first half of 2021. The only trades were small additions to six current holdings — Cintas (CTAS), Jack Henry & Associates (JKHY), Paychex (PAYX), Republic Services (RSG), Ross Stores (ROST), and STERIS Corporation (STE). There were no new purchases or sales in the quarter.

The muted portfolio activity over the last 12+ months is reflective of the above-average activity in the first half of 2020 when our team upgraded the portfolio, in our opinion, with seven new holdings amidst the market sell-off. Low volatility and generally full valuations have also contributed to the lack of activity.

It is reasonable to ask, “If you are not buying or selling, then what are you doing?” First, it is important to note that holding a stock is an investment decision as well. Getting a company into the Fund is just the beginning of our research process. For each holding, our analysts are committed to an extensive amount of due diligence every quarter just to re-confirm our thesis on why we think it remains a great business.

[1]	FactSet, as of 6/30/2021

FAM DIVIDEND FOCUS FUND

Additionally, our strategy is to buy what we deem are great companies and hold them for a very long time. In that sense, we strive for less activity as long as it is a sign that we are successful in identifying good businesses. Today, we are very pleased with the holdings in the Fund.

Lastly, we are always hard at work seeking and exploring the next-best opportunities. As last year showed us with the emergence of a pandemic no one predicted — we never know when the market will go on sale, we just know we must be ready.

Closing Thoughts

April 1, 2021 marked the FAM Dividend Focus Fund’s silver anniversary. It is a long time for any business endeavor — especially in the mutual fund industry. Out of approximately 2,300 U.S. equity mutual funds and ETFs, less than one-quarter of them have a 25+ year track record. This includes only 43 with a prospectus objective of equity income/dividends like the Dividend Focus Fund.2

The Dividend Focus Fund could never have enjoyed its success without the right shareholders who share our long-term approach to investing. Our team is incredibly grateful to everyone who has invested with us over the last two -and-a-half decades! With your continued support, we look forward to the day when the Fund reaches its golden anniversary!

TOP 5 CONTRIBUTORS AND DETRACTORS*

12/31/2020 TO 6/30/2021

Top 5 Contributors

	Average	Contribution
Name	Weight (%)	(%)
CDW Corporation	6.33	2.03
Trane Technologies plc	6.06	1.58
Avery Dennison Corporation	4.24	1.43
Entegris, Inc.	5.19	1.35
Pool Corporation	3.77	0.78

This reflects the FAM Dividend Focus Fund’s best and worst performers, in descending order, based on individual stock performance and portfolio weighting. Past performance does not indicate future results.

Top 5 Detractors

	Average	Contribution
Name	Weight (%)	(%)
HEICO Corporation	2.00	0.13
Ross Stores, Inc.	5.12	0.10
Graco, Inc.	0.99	0.04
Jack Henry & Associates, Inc.	2.72	0.03
McCormick & Company, Inc.	0.44	-0.04

Past performance does not indicate future results.

Paul Hogan, CFA	Thomas O. Putnam	William W. Preston, CFA
Portfolio Manager	Portfolio Manager	Portfolio Manager

[2]	Morningstar Direct, as of 6/30/2021

FAM DIVIDEND FOCUS FUND

The opinions expressed herein are those of the portfolio managers as of the date of the report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Performance data quoted above is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.

*	Reflects top contributors and top detractors to the fund’s performance based on each holding’s contribution to the overall fund’s return for the period shown. The information provided does not reflect all positions purchased, sold or recommended for advisory clients during the period shown. It should not be assumed that future investments will be profitable or will equal the performance of the security examples discussed. Past performance is no guarantee, nor is it indicative, of future results. For more detailed information on the calculation and methodology as well as a complete list of every holding’s contribution to the overall fund’s performance during the time period shown, please call (800) 932-3271 or visit the fund’s website at famfunds.com. Portfolio composition will change due to ongoing management of the fund. References to individual securities are for informational purposes only and should not be construed as an offer or a recommendation, by the fund, the portfolio managers, or the fund’s distributor, to purchase or sell any security or other financial instrument. The summary is not advice, a recommendation or an offer to enter into any transaction with Fenimore or any of its affiliated funds. The portfolio holdings are as of the most recent quarter.

TOP 10 HOLDINGS

AS OF 6/30/2021

% OF
FAM DIVIDEND FOCUS FUND	NET ASSETS
CDW Corporation	6.38%
Trane Technologies plc	6.21%
Arthur J. Gallagher & Company	5.66%
Entegris, Inc.	5.24%
Microchip Technology, Inc.	5.07%
Ross Stores, Inc.	5.01%
Air Products & Chemicals, Inc.	4.87%
Stryker Corporation	4.85%
Broadridge Financial Solutions, Inc.	4.33%
Avery Dennison Corporation	4.26%
TOTAL NET ASSETS	$594,193,126

The portfolios are actively managed and current holdings may be different.

AVERAGE ANNUAL TOTAL RETURNS

AS OF 6/30/2021

						TOTAL FUND
	SINCE					OPERATING
	INCEPTION	10 YEAR	5 YEAR	3 YEAR	1 YEAR	EXPENSES*
FAM DIVIDEND FOCUS FUND (4/1/96)	10.00%	13.73%	16.49%	18.15%	40.68%	1.25%*
RUSSELL MIDCAP INDEX	11.14%	13.24%	15.62%	16.45%	49.80%	N/A

The performance data quoted represents past performance.

FAM DIVIDEND FOCUS FUND

Important Disclosures:

Performance data quoted above is historical. Past performance is not indicative of future results, current performance may be higher or lower than the performance data quoted. Investment returns may fluctuate; the value of your investment upon redemption may be more or less than the initial amount invested. All returns are net of expenses. To obtain performance data that is current to the most recent month-end for each fund as well as other information on the FAM Funds, please go to fenimoreasset.com or call (800) 932-3271.

Please consider a fund’s investment objectives, risks, charges and expenses carefully before investing. The FAM Funds prospectus or summary prospectus contains this and other important information about each Fund and should be read carefully before you invest or send money. To obtain a prospectus or summary prospectus for each fund as well as other information on the FAM Funds, please go to fenimoreasset.com or call (800) 932-3271.

Risk Disclosures: The principal risks of investing in the fund are: stock market risk (stocks fluctuate in response to the activities of individual companies and to general stock market and economic conditions), stock selection risk (Fenimore utilizes a value approach to stock selection and there is risk that the stocks selected may not realize their intrinsic value, or their price may go down over time), and small-cap risk (prices of small-cap companies can fluctuate more than the stocks of larger companies and may not correspond to changes in the stock market in general).

Any references herein to any of Fenimore’s past or present investments, portfolio characteristics, or performance, have been provided for illustrative purposes only. It should not be assumed that these investments were or will be profitable or that any future investments will be profitable or will equal the performance of these investments. There can be no guarantee that the investment objectives of Fenimore will be achieved. Any investment entails a risk of loss. Unless otherwise noted, information included herein is presented as of the date indicated on the cover page and may change at any time without notice.

*	FAM Dividend Focus Fund Disclosure: The Fund’s total annual operating expense ratio as stated in the fee table of the Fund’s most recent prospectus is 1.25%. The total operating expense as reported in the FAM Dividend Focus Fund’s audited financial statements as of December 31, 2020 is 1.24%. The Advisor has contractually agreed, until May 1, 2022, to waive fees and/or reimburse the Fund certain expenses (excluding interest, taxes, brokerage costs, Acquired Fund Fees and Expenses, dividend expense and extraordinary expenses) to the extent necessary to maintain Net Fund Operating Expenses for Investor Shares at 1.26%.

FAM DIVIDEND FOCUS FUND — Portfolio Data
June 30, 2021 (Unaudited)

COMPOSITION OF NET ASSETS
IT Services	13.9%
Semiconductors & Semiconductor Equipment	10.3%
Insurance	8.8%
Health Care Equipment & Supplies	6.7%
Electronic Equipment, Instruments & Components	6.4%
Building Products	6.2%
Money Market Funds	5.2%
Specialty Retail	5.0%
Chemicals	4.9%
Containers & Packaging	4.3%
Distributors	4.2%
Machinery	4.0%
Trading Companies & Distributors	3.0%
Construction Materials	3.0%
Equity Real Estate Investment Trusts (REITs)	2.6%
Banks	2.5%
Industrial Conglomerates	2.2%
Commercial Services & Supplies	2.1%
Aerospace & Defense	1.9%
Commercial Support Services	1.3%
Capital Markets	1.1%
Food Products	0.4%
Other	0.0%(a)

(a)	Percentage rounds to less than 0.1%.

Statement Regarding Availability of Quarterly Portfolio Schedule. Please note that (i) the Fund files its complete schedule of portfolio holdings with the U.S. Securities and Exchange Commission (the “Commission”) as of the end of the first and third quarters of each fiscal year as an exhibit to Form N-PORT; (ii) the complete listing is available on the Commission’s website at www.sec.gov; and (iii) the Fund makes the exhibit to Form N-PORT available to shareholders at fenimoreasset.com, or upon request, by calling FAM FUNDS at 1-800-932-3271.

FAM DIVIDEND FOCUS FUND — Schedule of Investments
June 30, 2021 (Unaudited)

	Shares	Value
COMMON STOCKS — 94.8%
Aerospace & Defense — 1.9%
HEICO Corporation — Class A	90,305	$11,214,075

Banks — 2.5%
First Hawaiian, Inc.	535,800	15,184,572

Building Products — 6.2%
Trane Technologies plc	200,300	36,883,242

Capital Markets — 1.1%
T. Rowe Price Group, Inc.	32,400	6,414,228

Chemicals — 4.9%
Air Products & Chemicals, Inc.	100,500	28,911,840

Commercial Services & Supplies — 2.1%
Cintas Corporation	33,220	12,690,040

Commercial Support Services — 1.3%
Republic Services, Inc.	69,870	7,686,399

Construction Materials — 3.0%
Vulcan Materials Company	102,830	17,899,618

Containers & Packaging — 4.3%
Avery Dennison Corporation	120,500	25,333,920

Distributors — 4.2%
Pool Corporation	53,900	24,721,774

Electronic Equipment, Instruments & Components — 6.4%
CDW Corporation	217,000	37,899,050

Equity Real Estate Investment Trusts (REITs) — 2.6%
Digital Realty Trust, Inc.	104,000	15,647,840

Food Products — 0.4%
McCormick & Company, Inc.	26,700	2,358,144

Health Care Equipment & Supplies — 6.7%
STERIS plc	52,375	10,804,963
Stryker Corporation	111,000	28,830,030
		39,634,993

Industrial Conglomerates — 2.2%
Roper Technologies, Inc.	28,000	13,165,600

Insurance — 8.8%
Arthur J. Gallagher & Company	239,920	33,607,994
Hanover Insurance Group, Inc. (The)	137,200	18,609,808
		52,217,802

IT Services — 13.9%
Broadridge Financial Solutions, Inc.	159,400	25,747,882
Genpact Ltd.	508,300	23,092,069
Jack Henry & Associates, Inc.	108,008	17,660,388
Paychex, Inc.	150,450	16,143,285
		82,643,624

See Notes to Financial Statements

FAM DIVIDEND FOCUS FUND — Schedule of Investments Continued
June 30, 2021 (Unaudited)

	Shares	Value
COMMON STOCKS — 94.8% (Continued)
Machinery — 4.0%
Graco, Inc.	74,450	$5,635,865
IDEX Corporation	81,174	17,862,338
		23,498,203

Semiconductors & Semiconductor Equipment — 10.3%
Entegris, Inc.	253,000	31,111,410
Microchip Technology, Inc.	201,000	30,097,740
		61,209,150

Specialty Retail — 5.0%
Ross Stores, Inc.	240,026	29,763,224

Trading Companies & Distributors — 3.0%
Fastenal Company	349,000	18,148,000

Total Common Stocks (Cost $288,690,359)		$563,125,338

MONEY MARKET FUNDS — 5.2%
Invesco Short-Term Investments Trust - Institutional Class, 0.01% (a) (Cost $31,028,187)	31,028,187	$31,028,187

Total Investments at Value — 100.0% (Cost $319,718,546)		$594,153,525

Other Assets in Excess of Liabilities — 0.0% (b)		39,601

Net Assets — 100.0%		$594,193,126

(a)	The rate shown is the 7-day effective yield as of June 30, 2021.

(b)	Percentage rounds to less than 0.1%.

See Notes to Financial Statements

FAM SMALL CAP FUND

June 30, 2021

Dear Fellow Small Cap Fund Shareholder,

The strong rebound in stock prices, which began after 2020’s pandemic lows, has certainly continued during the first half of 2021. We are pleased to report that the FAM Small Cap Fund (“the Fund”) outperformed the Russell 2000 year-to -date, returning 18.00% (Investor Shares) versus 17.54%. Since our inception on March 1, 2012, the Fund has returned 12.75% (Investor Shares) versus the Russell 2000’s 13.35%.1

Generally, in our view, economic conditions are improving nicely as many of us leave our homes and begin spending again. As our team assesses the pandemic’s impacts on the Fund’s holdings through June, they fall into three basic groupings:

1)	Companies hurt by the pandemic, but that are now rebounding

2)	Businesses that actually benefited, but might face difficult comparisons

3)	Firms that were relatively unaffected

Two that were hit the hardest by COVID-19, especially early on, are in travel: Choice Hotels International and OneSpaWorld Holdings. Thankfully, consumer travel rebounded nicely in recent months, so Choice (which franchises brands like Comfort Inn, Cambria, and WoodSpring Suites) has seen a nice uptick in profits. OneSpa, which runs spas for most of the major cruise lines, is only now beginning to see a rebound in demand. These two examples demonstrate that some of our companies have mostly rebounded while others are still improving, but we believe that all our impacted holdings should return to normal.

Several companies actually did better due to the pandemic. For instance, consumers stocked up on food, sought out bargains, and, sadly, required more funeral services. This demand helped Nomad Foods, Ollie’s Bargain Outlets, and Carriage Services, respectively. The big open question for these enterprises is how many of their new customers will stick around as conditions normalize. A few may end up with new customers; but, even if demand reverts lower to pre-virus levels, our team still thinks each is a solid operation with a bright future.

Finally, many of our holdings are quite stable, in our opinion, and thus were not materially impacted by the pandemic or gradual re-starting of the economy. Examples include: software firms, such as Descartes Systems Group and SPS Commerce, where revenues are generally contractually locked in; our utility-like infrastructure business, Brookfield Infrastructure Corporation; and our largely government-mandated companies in insurance (e.g., Trisura Group) and taxes/accounting (e.g., CBIZ).

As you probably know, the recovery is uneven and supply is struggling to keep up with demand in spots. These shortages are impacting the economy in a variety of ways and adding to concerns about inflation with much of the inflationary pressure coming from higher prices for oil, used cars, and airfares. Our research analysts follow all the relevant macroeconomic statistics but find many additional insights from speaking with companies (both owned and unowned).

A few of our businesses are reporting higher costs including labor, materials, or freight costs. We watch this closely, but so far it seems that each operation has a reasonable plan to adjust and/or the negative impact should be modest. It also helps that most of the Fund’s holdings have little or no debt and high profit margins. Several will just pass the increased costs through as higher prices. Others will cut costs or find additional suppliers to blunt the effect. A few companies, like our payments businesses that are paid a percentage of transaction values, should benefit modestly.

Many enterprises are looking for an opportunity to profit from these conditions. This should undoubtedly be part of the solution to shortages and higher prices. Examples include transportation companies ordering additional trucks and shipping containers, lumber mills adding capacity, automakers working with semiconductor firms to add capacity, airlines bringing more planes out of storage, and energy firms drilling more wells. Traditionally, capitalism self-corrects when prices are abnormally low or high. We expect a similar response this time.

[1]	FactSet as of 6/30/2021

FAM SMALL CAP FUND

While we are not too worried about shortages and the resulting inflation, we confess some trepidation about governmental efforts to keep interest rates low and flood the economy with stimulus while running massive deficits. Our team is not alone in having this concern — no investor has seen a scenario quite like this one. Clearly, a government response to COVID-19 was warranted and helped, but the size was massive and essentially a never-before attempted experiment. It is difficult to estimate the long-term effects. We read opinions from economists across the spectrum, but generally their writings tell us more about their own biases rather than the current environment. Our default position, based in part on a study of history and human nature, is always one of optimism; however, we are monitoring the situation closely.

Economic conditions are never perfect, yet investors seem to do well over time if they focus on the basics. As always, we remain committed to our quality-value approach of holding what we deem are 20 to 30 profitable businesses in strong financial condition, with top-notch leadership, and with the ability to be much larger in time. While remaining patient and disciplined, we hope to buy shares in these quality businesses when they trade at attractive prices.

Portfolio Activity

The 2020 pandemic gave us many interesting opportunities, so we entered 2021 with only 1.5% cash in the Fund. Given the strong surge in small-cap stock prices, it is probably not surprising that the cash level increased in 2021. Cash balances rose, but still to a reasonable 5.9% as of June 30, 2021.

Purchases

So far, this year is similar to others in that many of what we consider our best opportunities included adding shares to our existing holdings. These are companies we know well and, in some cases, studied for many years, so we are usually ready when prices warrant additional purchases. During the first half of 2021, we added to eight existing positions — Boston Omaha Corporation (BOMN), Brookfield Infrastructure Corporation (BIPC), Cambridge Bancorp (CATC), CBIZ (CBZ), ExlService Holdings (EXLS), Monro (MNRO), Nomad Foods (NOMD), and OneSpaWorld Holdings (OSW).

Additionally, we invested in three new ideas we find exciting:

Dream Finders Homes (DFH) is a somewhat unorthodox homebuilder. Over the years, Fenimore’s research team repeatedly studied the housing industry, eventually deciding that we admired the asset-light model employed so successfully by NVR Homes (a FAM Value Fund holding). Most builders use debt to buy land in bulk and then gradually sell lots as homes are built. NVR works with landbanks who buy and develop neighborhoods. NVR buys one lot at a time from the landbanks as they build new homes. As a result, NVR generates much better returns on capital and free cash flows — all with less risk due to not holding debt-financed land during inevitable recessions. Dream Finders’ leadership team saw this advantage too and set out to follow a similar strategy.

We first learned of DFH after one of our holdings, Boston Omaha, became a minority investor in 2017. Fortunately, we met DFH’s management at a Boston Omaha investor meeting shortly thereafter and discussed their asset-light approach to homebuilding. This early look, and our experience with homebuilders, helped us when they became a publicly traded company in early 2021. Our plan is to hold Dream Finders for many years through inevitable economic and housing cycles. We believe they can continue to generate high returns on equity while reinvesting those profits into additional projects with similarly high returns. If they are successful, then we believe investors should do quite well.

Cass Information Systems (CASS) is neither fish nor fowl — it is both a large payments processor and a modest-sized bank. We owned Cass before, during 2012 and 2013, but sold after a significant and rapid return. Cass finally returned to a more reasonable valuation, in our opinion, due to a combination of the virus-induced economic slowdown and decline in short-term interest rates, which are quite important to their business model. We believe our entry point should allow for fine returns even if interest rates are slow to rebound and potentially even better returns if the Federal Reserve raises short-term rates.

On the payments side, Cass takes all the shipping and utility bills for many large companies, searches for errors, pays the bills, and provides customers with useful data to better manage these costs. Through

FAM SMALL CAP FUND

expertise and economies of scale, Cass can usually do this cheaper and better than in-house operations. Cass gets both processing fees and “float” income (interest income from holding the payments from their clients for a few days before paying the individual vendors).

On the bank side, Cass uses both traditional bank deposits and the float from the processing business to invest in bonds and loans. A large part of the payment processing float is invested in short-term bonds, so the recent decline in interest rates is a headwind. Cass has been an excellent lender with de minimis credit losses over at least the past 20 years — in part by focusing on loans to mega churches, fast food franchises, trucking companies, and small businesses around St. Louis.

Finally, late in the second quarter, we began buying shares in Paya Holdings (PAYA). Paya is a payments gateway integrated in more than 2,000 business-to-business software packages. Once integrated, software vendors can then offer remote card and ACH payments to their end users. Paya connects these payments to the major transaction networks and provides valued-added pieces such as generating invoices, establishing recurring payments, and flowing the data back into the customer’s other software systems to eliminate manual reconciliations. Paya typically gets paid either a small percentage of each transaction or a per-item fee on ACH transactions. The firm favors industries where domain expertise is valuable such as physicians’ practices, government offices, schools, and churches. Growth should come from a combination of factors including adding new software partners, increasing penetration of the customers of current software partners, and the underlying growth of their customers’ spending.

Sales

We trimmed two positions — Boston Omaha Corp. (BOMN) and Natus Medical (NTUS) — in the first half of 2021. Additionally, we exited four investments — Entegris (ENTG), Floor & Decor (FND), ONE Gas (OGS), and The Hanover Insurance Group (THG).

Our trim of Boston Omaha occurred in February after a tremendous run up in the stock price. While we greatly admire Boston Omaha, we saw no justification for the stock price to rise so dramatically. So, we sold 90,000 shares. Later, in April, when the price returned to more reasonable levels, we repurchased half of those shares.

We also sold some of our Natus Medical shares to fund the purchase of Paya. While we admire Natus and their strong positions in businesses like neonatal hearing and neurological monitoring, our goal is to hold what we deem are the best 20 to 30 small companies. As we expect Paya’s future performance to be even more impressive, it made sense to swap.

Our four outright sales fell into two buckets — immaterial positions and successes.

During 2020’s downturn, we purchased small positions in both ONE Gas , a natural gas utility, and The Hanover Insurance Group, a property and casualty insurer. However, both rose in price before we accumulated enough shares of either for the position to be meaningful. Therefore, we opted to sell our shares and focus our efforts elsewhere.

The second bucket consisted of Entegris, a semiconductor chemicals firm, and Floor & Decor, a flooring superstore retailer. Thankfully, in both instances our returns were impressive in our view and they each became so large they were then considered mid-cap stocks. To keep the portfolio focused on smaller businesses, we sold our shares in each.

Closing Thoughts

It is becoming a tradition in our letters to highlight the difference between investing and speculating, in part because speculation has been popular in recent years. Put simply, investing is putting out money today with a logical thesis regarding how even more money can be generated in the future from the underlying enterprise’s cash earnings. Meanwhile, speculating is just buying something and hoping somebody else is willing to pay an even higher price in the future. Investing is calm, rational, and fact-based, in our opinion, while speculating is just another form of gambling, but with no free drinks.

FAM SMALL CAP FUND

We do not speculate on unprofitable businesses hoping they become “the next Microsoft” or develop the cure for cancer; however, this seems to be a common approach among investors in small-cap stocks. Likewise, we do not speculate on cryptocurrencies, another investment class with no underlying cash income. Nor do we buy stock in organizations facing difficult futures even if they are capable of short-term stock price pops, such as mall-based retailers lacking a strong online presence.

For decades, Fenimore Asset Management has focused on quality companies. Our goal remains to invest in the highest quality businesses — those already very profitable and with sustainable competitive advantages and strong management — that can be much larger in the future. Often, we own the “disruptors” (enterprises taking share and income from their old, inflexible competitors). Our returns come primarily from the earnings growth of these companies. The logic of our approach seems self-evident to us and allows us, and we hope you too, to sleep well at night.

Our plan for the remainder of 2021 and beyond is more of the same: closely monitor our holdings; identify what we think are the best quality, small-cap businesses we do not own; continue to dig deeper on all these companies by regularly interacting with management and industry experts; and be ready to buy more shares when their stock prices are attractive. We feel confident that if we focus on executing our process effectively, then the Fund should generate fine long-term returns.

As always, we are grateful and honored that you trust us with your hard-earned capital. Thank you for investing with us in the FAM Small Cap Fund.

TOP 5 CONTRIBUTORS AND DETRACTORS*

12/31/2020 TO 6/30/2021

Top 5 Contributors

	Average	Contribution
Name	Weight (%)	(%)
Trisura Group Ltd.	3.29	2.12
Pinnacle Financial Partners, Inc.	4.98	1.64
Boston Omaha Corporation	3.54	1.26
ExlService Holdings, Inc.	4.85	1.13
Colliers International Group, Inc.	4.40	1.05

This reflects the FAM Small Cap Fund’s best and worst performers, in descending order, based on individual stock performance and portfolio weighting. Past performance does not indicate future results.

Top 5 Detractors

	Average	Contribution
Name	Weight (%)	(%)
U.S. Physical Therapy, Inc.	2.13	-0.04
ONE Gas, Inc.	0.09	-0.09
OneSpaWorld Holdings Ltd.	1.72	-0.14
SPS Commerce, Inc.	2.83	-0.24
Cass Information Systems, Inc.	0.88	-0.30

Past performance does not indicate future results.

Andrew F. Boord	Thomas O. Putnam	Kevin Gioia, CFA
Portfolio Manager	Portfolio Manager	Portfolio Manager

FAM SMALL CAP FUND

The opinions expressed herein are those of the portfolio managers as of the date of the report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Performance data quoted above is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.

*	Reflects top contributors and top detractors to the fund’s performance based on each holding’s contribution to the overall fund’s return for the period shown. The information provided does not reflect all positions purchased, sold or recommended for advisory clients during the period shown. It should not be assumed that future investments will be profitable or will equal the performance of the security examples discussed. Past performance is no guarantee, nor is it indicative, of future results. For more detailed information on the calculation and methodology as well as a complete list of every holding’s contribution to the overall fund’s performance during the time period shown, please call (800) 932-3271 or visit the fund’s website at famfunds.com. Portfolio composition will change due to ongoing management of the fund. References to individual securities are for informational purposes only and should not be construed as an offer or a recommendation, by the fund, the portfolio managers, or the fund’s distributor, to purchase or sell any security or other financial instrument. The summary is not advice, a recommendation or an offer to enter into any transaction with Fenimore or any of its affiliated funds. The portfolio holdings are as of the most recent quarter.

TOP 10 HOLDINGS

AS OF 6/30/2021

% OF
FAM SMALL CAP FUND	NET ASSETS
ExlService Holdings, Inc.	5.67%
Pinnacle Financial Partners, Inc.	5.07%
CBIZ, Inc.	5.03%
Colliers International Group, Inc.	4.59%
Trisura Group Ltd.	4.26%
Brookfield Infrastructure Corporation - Class A	4.06%
Choice Hotels International, Inc.	3.94%
Monro, Inc.	3.73%
frontdoor, inc.	3.65%
Landstar System, Inc.	3.55%
TOTAL NET ASSETS	$293,568,937

The portfolios are actively managed and current holdings may be different.

AVERAGE ANNUAL TOTAL RETURNS

AS OF 6/30/2021

					TOTAL FUND
	SINCE				OPERATING
	INCEPTION	5 YEAR	3 YEAR	1 YEAR	EXPENSES*
FAM SMALL CAP FUND
INVESTOR CLASS (3/1/12)	12.75%	12.53%	12.19%	54.11%	1.29% *
INSTITUTIONAL CLASS
(1/1/16)	12.83%	12.66%	12.29%	54.21%	1.19% *
RUSSELL 2000 INDEX	13.35%	16.47%	13.52%	62.03%	N/A

The performance data quoted represents past performance.

FAM SMALL CAP FUND

Important Disclosures:

Performance data quoted above is historical. Past performance is not indicative of future results, current performance may be higher or lower than the performance data quoted. Investment returns may fluctuate; the value of your investment upon redemption may be more or less than the initial amount invested. All returns are net of expenses. To obtain performance data that is current to the most recent month-end for each fund as well as other information on the FAM Funds, please go to fenimoreasset.com or call (800) 932-3271.

Please consider a fund’s investment objectives, risks, charges and expenses carefully before investing. The FAM Funds prospectus or summary prospectus contains this and other important information about each Fund and should be read carefully before you invest or send money. To obtain a prospectus or summary prospectus for each fund as well as other information on the FAM Funds, please go to fenimoreasset.com or call (800) 932-3271.

Risk Disclosures: The principal risks of investing in the fund are: stock market risk (stocks fluctuate in response to the activities of individual companies and to general stock market and economic conditions), stock selection risk (Fenimore utilizes a value approach to stock selection and there is risk that the stocks selected may not realize their intrinsic value, or their price may go down over time), and small-cap risk (prices of small-cap companies can fluctuate more than the stocks of larger companies and may not correspond to changes in the stock market in general).

Any references herein to any of Fenimore’s past or present investments, portfolio characteristics, or performance, have been provided for illustrative purposes only. It should not be assumed that these investments were or will be profitable or that any future investments will be profitable or will equal the performance of these investments. There can be no guarantee that the investment objectives of Fenimore will be achieved. Any investment entails a risk of loss. Unless otherwise noted, information included herein is presented as of the date indicated on the cover page and may change at any time without notice.

* FAM Small Cap Fund Disclosure: The Fund’s total annual operating expense ratio as stated in the fee table of the Fund’s most recent prospectus is 1.29% for the Investor Class. The Fund’s total annual operating expense ratio as stated in the fee table of the Fund’s most recent prospectus is 1.19% for the Institutional Class. When excluding Acquired Funds Fees and Expenses, which are not direct costs paid by the Fund’s shareholders and fee waivers, the total annual operating expense as reported in the FAM Small Cap Fund’s audited financial statements for the Investor Class is 1.28% and the Institutional Class is 1.18% as of December 31, 2020. The Advisor has contractually agreed, until May 1, 2022, to waive fees and/or reimburse the Fund certain expenses (excluding interest, taxes, brokerage costs, Acquired Fund Fees and Expenses, dividend expense and extraordinary expenses) to the extent necessary to maintain Net Fund Operating Expenses for Investor Shares at 1.42% and Institutional Shares at 1.20%.

Institutional Class shares became available for sale on January 1, 2016. For performance prior to that date, this table includes the actual performance of the Fund’s Investor Class (and uses the Fund’s Investor Class’ actual expenses), without adjustment. The performance results shown for the periods prior to January 1, 2016, the date of commencement of operations for Institutional Shares, are for the Investor Shares, which are subject to higher fees due to differences in the shareholder administrative services fees and certain other fees paid by each class. Institutional Shares and Investor Shares would have substantially similar performance results because the shares of each class are invested in the same portfolio securities of the Fund. Because of the difference in the level of fees paid by Investor Shares, the returns for the Investor Shares will be lower than the returns of the Institutional Shares.

FAM SMALL CAP FUND — Portfolio Data
June 30, 2021 (Unaudited)

COMPOSITION OF NET ASSETS
Banks	12.7%
Diversified Consumer Services	8.4%
IT Services	8.3%
Real Estate Management & Development	7.1%
Specialty Retail	6.7%
Food Products	6.3%
Money Market Funds	5.9%
Insurance	5.9%
Professional Services	5.0%
Software	4.9%
Gas Utilities	4.0%
Hotels, Restaurants & Leisure	3.9%
Road & Rail	3.5%
Media	3.3%
Machinery	2.9%
Real Estate Owners & Developers	2.7%
Commercial Services & Supplies	2.6%
Multi-Line Retail	2.0%
Health Care Providers & Services	2.0%
Asset Management	0.9%
Health Care Equipment & Supplies	0.6%
Other	0.4%

Statement Regarding Availability of Quarterly Portfolio Schedule. Please note that (i) the Fund files its complete schedule of portfolio holdings with the U.S. Securities and Exchange Commission (the “Commission”) as of the end of the first and third quarters of each fiscal year as an exhibit to Form N-PORT; (ii) the complete listing is available on the Commission’s website at www.sec.gov; and (iii) the Fund makes the exhibit to Form N-PORT available to shareholders at fenimoreasset.com, or upon request, by calling FAM FUNDS at 1-800-932-3271.

FAM SMALL CAP FUND — Schedule of Investments
June 30, 2021 (Unaudited)

	Shares	Value
COMMON STOCKS — 93.7%
Asset Management — 0.9%
Paya Holdings, Inc. (a)	232,160	$2,558,403

Banks — 12.7%
Cambridge Bancorp	76,031	6,309,813
Home BancShares, Inc.	250,000	6,170,000
Pinnacle Financial Partners, Inc.	168,000	14,832,720
South State Corporation	121,606	9,942,506
		37,255,039

Commercial Services & Supplies — 2.6%
Healthcare Services Group, Inc.	238,455	7,528,024

Diversified Consumer Services — 8.4%
Carriage Services, Inc.	235,000	8,687,950
frontdoor, inc. (a)	214,000	10,661,480
OneSpaWorld Holdings Ltd. (a)	546,283	5,293,482
		24,642,912

Food Products — 6.3%
Hostess Brands, Inc. (a)	553,000	8,953,070
Nomad Foods Ltd. (a)	338,000	9,555,260
		18,508,330

Gas Utilities — 4.0%
Brookfield Infrastructure Corporation - Class A	157,610	11,883,794

Health Care Equipment & Supplies — 0.6%
Natus Medical, Inc. (a)	67,682	1,758,378

Health Care Providers & Services — 2.0%
U.S. Physical Therapy, Inc.	50,000	5,793,500

Hotels, Restaurants & Leisure — 3.9%
Choice Hotels International, Inc.	97,000	11,529,420

Insurance — 5.9%
Trisura Group Ltd. (a)	94,620	12,474,701
White Mountains Insurance Group Ltd.	4,150	4,764,325
		17,239,026

IT Services — 8.3%
Cass Information Systems, Inc.	191,645	7,809,534
ExlService Holdings, Inc. (a)	156,000	16,576,560
		24,386,094

Machinery — 2.9%
Franklin Electric Company, Inc.	104,500	8,424,790

Media — 3.3%
Boston Omaha Corporation - Class A (a)	310,000	9,830,100

Multi—Line Retail — 2.0%
Ollie’s Bargain Outlet Holdings, Inc. (a)	71,000	5,973,230

See Notes to Financial Statements

FAM SMALL CAP FUND — Schedule of Investments Continued
June 30, 2021 (Unaudited)

	Shares	Value
COMMON STOCKS — 93.7% (Continued)
Professional Services — 5.0%
CBIZ, Inc. (a)	449,135	$14,718,154

Real Estate Management & Development — 7.1%
Colliers International Group, Inc.	120,000	13,437,600
FRP Holdings, Inc. (a)	132,100	7,355,328
		20,792,928

Real Estate Owners & Developers — 2.7%
Dream Finders Homes, Inc. - Class A (a)	325,000	7,939,750

Road & Rail — 3.5%
Landstar System, Inc.	65,700	10,381,914

Software — 4.9%
Descartes Systems Group, Inc. (The) (a)	96,500	6,673,940
SPS Commerce, Inc. (a)	77,700	7,758,345
		14,432,285

Specialty Retail — 6.7%
Monro, Inc.	172,000	10,923,720
Penske Automotive Group, Inc.	114,000	8,605,860
		19,529,580

Total Common Stocks (Cost $172,718,496)		$275,105,651

MONEY MARKET FUNDS — 5.9%
Invesco Short-Term Investments Trust - Institutional Class, 0.01% (b) (Cost $17,329,013)	17,329,013	$17,329,013

Total Investments at Value — 99.6% (Cost $190,047,509)		$292,434,664

Other Assets in Excess of Liabilities — 0.4%		1,134,273

Net Assets — 100.0%		$293,568,937

(a)	Non-income producing security.

(b)	The rate shown is the 7-day effective yield as of June 30, 2021.

See Notes to Financial Statements

FAM FUNDS — Statements of Assets and Liabilities	June 30, 2021 (Unaudited)

		Dividend
	Value	Focus	Small Cap
	Fund	Fund	Fund
Assets
Investments in securities, at cost	$561,459,217	$319,718,546	$190,047,509
Investments in securities, at value	$1,619,408,343	$594,153,525	$292,434,664
Cash	214,987	—	60,286
Receivable for Fund shares sold	148,282	277,571	131,821
Receivable for investment securities sold	—	—	3,170,759
Dividends receivable	1,444,259	447,607	27,972
Other assets	26,551	19,180	23,152
Total Assets	1,621,242,422	594,897,883	295,848,654
Liabilities
Payable for Fund shares redeemed	112,338	67,219	29,953
Payable for investment securities purchased	—	—	1,920,675
Accrued investment advisory fees	1,179,164	434,538	221,289
Accrued shareholder servicing and fund accounting fees	314,233	86,088	37,781
Accrued business management and administrative fees	102,344	54,955	25,628
Other accrued expenses and liabilities	181,673	61,957	44,391
Total Liabilities	1,889,752	704,757	2,279,717
Net Assets	$1,619,352,670	$594,193,126	$293,568,937
Net Assets Consist of:
Paid-in capital	$508,557,349	$314,552,662	$177,451,317
Accumulated earnings	1,110,795,321	279,640,464	116,117,620
Net Assets	$1,619,352,670	$594,193,126	$293,568,937
Net asset value and offering per share
Net assets - Investor Shares	$1,569,620,162	$594,193,126	$198,436,375
Net assets - Institutional Shares	$49,732,508	N/A	$95,132,562
Shares outstanding - Investor Shares	16,371,497	12,365,777	8,074,689
Shares outstanding - Institutional Shares	515,291	N/A	3,844,488
Net Asset Value, Offering and Redemption Price per share (unlimited shares of beneficial interest authorized at $0.001 par value)
Investor Shares	$95.88	$48.05	$24.58
Institutional Shares	$96.51	N/A	$24.75

See Notes to Financial Statements

FAM FUNDS — Statements of Operations	Six Months Ended June 30, 2021 (Unaudited)

		Dividend
	Value	Focus	Small Cap
	Fund	Fund	Fund
Investment Income
Dividends	$9,530,424	$3,540,903	$1,136,152
Foreign witholding taxes on dividends	(32,248)	(4,076)	(41,691)
Total Investment Income	9,498,176	3,536,827	1,094,461
Expenses
Investment advisory fees (Note 2)	6,882,875	2,447,424	1,260,340
Shareholder account servicing fees (Note 2)
Investor shares	659,741	163,327	59,542
Institutional shares	51	—	3,812
Fund accounting fees (Note 2)
Investor shares	519,348	190,449	66,645
Institutional shares	16,062	—	31,495
Shareholder administrative services fees (Note 2)
Investor shares	354,648	277,824	96,370
Institutional shares	11,619	—	20,793
Business management fees (Note 2)	230,780	82,103	42,306
Trustee’s fees and expenses	43,750	43,750	43,750
Legal fees	75,600	21,000	13,299
Custodian and bank servicing fees	63,138	23,800	13,297
Registration and filing fees	28,414	28,993	25,918
Audit and tax services fees	25,250	12,625	12,625
Compliance services fees (Note 2)	10,000	10,000	10,000
Printing of shareholder reports	12,231	12,528	3,227
Other	22,204	12,105	11,869
Total Expenses	8,955,711	3,325,928	1,715,288
Fee reductions by Advisor (Note 2)	(26,279)	—	—
Net Expenses	8,929,432	3,325,928	1,715,288
Net Investment Income (Loss)	568,744	210,899	(620,827)
Realized and Unrealized Gains on Investments
Net realized gains on investments	52,277,451	4,994,586	17,153,864
Net change in unrealized appreciation (depreciation) on investments	162,484,765	63,886,047	27,447,493
Net Realized and Unrealized Gains	214,762,216	68,880,633	44,601,357
Net Increase in Net Assets From Operations	$215,330,960	$69,091,532	$43,980,530

See Notes to Financial Statements

FAM FUNDS — Statements of Changes in Net Assets

	Value Fund
	Six Months Ended	Year Ended
	June 30, 2021	December 31,
	(Unaudited)	2020
Change in Net Assets
From operations
Net investment income (loss)	$568,744	$(909,606)
Net realized gains on investments	52,277,451	53,401,169
Net change in unrealized appreciation (depreciation) on investments	162,484,765	33,871,873
Net increase in net assets resulting from operations	215,330,960	86,363,436

Distributions to shareholders from (Note 5):
Investor Shares	—	(49,450,733)
Institutional Shares	—	(1,527,001)
Total distributions	—	(50,977,734)

Capital share transactions (Note 3):	(23,854,443)	(17,904,253)
Total increase in net assets	191,476,517	17,481,449

Net Assets
Beginning of period	1,427,876,153	1,410,394,704
End of period	$1,619,352,670	$1,427,876,153

See Notes to Financial Statements

FAM FUNDS — Statements of Changes in Net Assets

	Dividend Focus Fund
	Six Months Ended	Year Ended
	June 30, 2021	December 31,
	(Unaudited)	2020
Change in Net Assets
From operations
Net investment income	$210,899	$1,330,383
Net realized gains on investments	4,994,586	9,134,799
Net change in unrealized appreciation (depreciation) on investments	63,886,047	43,360,039
Net increase in net assets resulting from operations	69,091,532	53,825,221

Distributions to shareholders from (Note 5):
Distributable earnings - Investor Shares	—	(10,793,419)
Return of capital - Institutional Shares	—	(71,621)
Total distributions	—	(10,865,040)

Capital share transactions (Note 3):	15,435,310	12,089,060
Total increase in net assets	84,526,842	55,049,241

Net Assets
Beginning of period	509,666,284	454,617,043
End of period	$594,193,126	$509,666,284

See Notes to Financial Statements

FAM FUNDS — Statements of Changes in Net Assets

	Small Cap Fund
	Six Months Ended	Year Ended
	June 30, 2021	December 31,
	(Unaudited)	2020
Change in Net Assets
From Operations:
Net investment loss	$(620,827)	$(981,909)
Net realized gains (losses) on investments	17,153,864	(2,802,572)
Net change in unrealized appreciation (depreciation) on investments	27,447,493	27,199,916
Net increase in net assets resulting from operations	43,980,530	23,415,435

Capital share transactions (Note 3):	6,838,512	18,376,160
Total increase in net assets	50,819,042	41,791,595

Net Assets
Beginning of period	242,749,895	200,958,300
End of period	$293,568,937	$242,749,895

See Notes to Financial Statements

FAM FUNDS — Notes to Financial Statements (Unaudited)

Note 1. Nature of Business and Summary of Significant Accounting Policies

FAM Value Fund, FAM Dividend Focus Fund and FAM Small Cap Fund (individually a “Fund”, and collectively, the “Funds”) are each a series of Fenimore Asset Management Trust, a diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”).

Each Fund is authorized to issue two classes of shares: Investor Shares and Institutional Shares. The Investor Shares and the Institutional Shares represent interests in the same portfolio of investments in each Fund, however, each class of shares is subject to different expenses and have different investment minimums. Each share class has exclusive voting rights with respect to matters that affect just that class of shares. As of the date of this report, Institutional Shares of the FAM Dividend Focus Fund are not currently offered.

The investment objective of the FAM Value Fund is to maximize long-term return on capital. The investment objective of the FAM Dividend Focus Fund is to provide current income and long-term capital appreciation from investing primarily in income-producing equity securities. The investment objective of the FAM Small Cap Fund is to maximize long-term return on capital.

Each Fund is an investment company and accordingly follows accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946 “Financial Services – Investment Companies.” The following is a summary of each Fund’s significant accounting policies, which are in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and followed by the Funds in the preparation of their financial statements.

a)	Valuation of Securities

Each Fund values its portfolio securities at market value as of the close of regular trading on the New York Stock Exchange, Inc. (the “NYSE”) (normally 4:00 p.m. Eastern time) on each business day that the NYSE is open for business. Securities traded on a national securities exchange or admitted to trading on NASDAQ are valued at the last reported sale price or the NASDAQ official closing price. Common stocks for which no sale was reported, and over-the-counter securities, are valued at the last reported bid price. Securities for which market quotations are not readily available or have not traded are valued at fair value as determined by procedures established by the Board of Trustees. Investments in other open-end investment companies, including money market funds, are valued at their net asset value (“NAV”) as reported by such companies.

GAAP establishes a three-tier framework for measuring fair value based on a hierarchy of inputs. The hierarchy distinguishes between market data obtained from independent sources (observable inputs) and the Funds’ own market assumptions (unobservable inputs).

These inputs are used in determining the value of each Fund’s investments. These inputs are summarized in the three broad levels listed below:

Level 1 – quoted prices in active markets for identical securities

Level 2 – other significant observable inputs (including quoted prices for identical securities in inactive markets and quoted prices for similar securities)

Level 3 – significant unobservable inputs (including each Fund’s own assumptions in determining the fair value of investments)

The inputs or methods used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement.

FAM FUNDS — Notes to Financial Statements (Unaudited)

The following is a summary of each Fund’s investments and the inputs used to value the investments as of June 30, 2021:

FAM Value Fund
	Level 1	Level 2	Level 3	Total
Common Stocks	$1,569,808,177	$—	$—	$1,569,808,177
Money Market Funds	49,600,166	—	—	49,600,166

Total	$1,619,408,343	$—	$—	$1,619,408,343

FAM Dividend Focus Fund
	Level 1	Level 2	Level 3	Total
Common Stocks	$563,125,338	$—	$—	$563,125,338
Money Market Funds	31,028,187	—	—	31,028,187

Total	$594,153,525	$—	$—	$594,153,525

FAM Small Cap Fund
	Level 1	Level 2	Level 3	Total
Common Stocks	$275,105,651	$—	$—	$275,105,651
Money Market Funds	17,329,013	—	—	17,329,013

Total	$292,434,664	$—	$—	$292,434,664

The Funds did not hold any derivative instruments or any assets or liabilities that were measured at fair value on a recurring basis using significant unobservable inputs (Level 3) as of or during the six months ended June 30, 2021.

Refer to each Fund’s Schedule of Investments to view securities segregated by industry type.

b)	Investment Transactions

Investment transactions are recorded on trade date. Realized gains and losses on investments sold are determined on the basis of identified cost.

c)	Investment Income

Interest income, if any, is accrued as earned, and dividend income is recorded on the ex-dividend date. Withholding taxes on foreign dividends have been recorded in accordance with the Trust’s understanding of the applicable country’s tax rules and tax rates. Non-cash dividends are included in dividend income on the ex-dividend date at the fair market value of the shares received. The Funds record distributions received in excess of income from underlying investments as a reduction of cost of investments and/ or realized gain. Such amounts are based on estimates if actual amounts are not available, and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Funds adjust the estimated amounts of the components of distributions (and consequently its net investment income) as an increase to unrealized appreciation (depreciation) and realized gain (loss) on investments as necessary once the issuers provide information about the composition of the distributions.

d)	Share Valuation

The NAV per share of each class of shares of each Fund is calculated daily by dividing the total value of a Fund’s assets attributable to that class, less liabilities attributable to that class, by the number of shares of that class outstanding.

FAM FUNDS — Notes to Financial Statements (Unaudited)

e)	Distributions to Shareholders

Dividends from net investment income are declared and paid quarterly by the FAM Dividend Focus Fund. Dividends from net investment income, if any, are declared and paid on an annual basis by each of the FAM Value Fund and FAM Small Cap Fund. Dividends are declared separately for each share class. No share class has preferential dividend rights; differences in per share rates are due to differences in the expenses of each share class. Net realized capital gains, if any, are distributed at least annually. Distributions from net investment income and from net realized capital gains are determined in accordance with U.S. income tax regulations, which may differ from GAAP. Permanent book and tax basis differences, if any, are reclassified among the components of net assets. Dividends and distributions to shareholders are recorded on the ex-dividend date.

f)	Federal Income Taxes

It is each Fund’s policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no provision for federal income or excise tax is required.

GAAP requires uncertain tax positions to be recognized, measured, presented and disclosed in the financial statements. For the six months ended June 30, 2021, management has evaluated the tax positions taken or expected to be taken in the course of preparing each Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained upon review by the applicable tax authority. Tax positions not deemed to meet the “more-likely-than-not” threshold would be recorded as a tax expense in the current year. Based on its evaluation, management has determined that no liability for unrecognized tax expense is required. The current tax year and all open tax years (generally, three years) remain subject to examination by U.S. and New York taxing authorities. No examination of the Funds’ tax filings is presently in progress.

g)	Common Expenses

Expenses of the Trust not attributable solely to one of the Funds are allocated among the Funds based on relative net assets of each Fund or the nature of the expense and the relative applicability to each Fund.

h)	Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Note 2. Investment Advisory Fees and Other Transactions with Affiliates

Investment Advisory Agreement

Under an Investment Advisory Agreement, each Fund pays an investment advisory fee to Fenimore Asset Management, Inc. (the “Advisor”) equal, on an annual basis, to 0.90% of its average daily net assets. In addition, under a Business Management Agreement, each Fund pays a business management fee to the Advisor equal, on an annual basis, to 0.03% of its average daily net assets. During the six months ended June 30, 2021, the Adviser earned $6,882,875, $2,447,424 and $1,260,340 of fees under the Investment Advisory Agreement for FAM Value Fund, FAM Dividend Focus Fund and FAM Small Cap Fund, respectively and earned $230,780, $82,103 and $42,306 of fees under the Business Management Agreement for FAM Value Fund, FAM Dividend Focus Fund and FAM Small Cap Fund, respectively.

Expense Limitation Agreement

Pursuant to an Expense Limitation Agreement (the “ELA”) entered into between the Advisor and the Trust, on behalf of each Fund, the Advisor has contractually agreed, until May 1, 2022, to reduce its fees and/or reimburse certain expenses (excluding interest, taxes, brokerage costs, Acquired Fund Fees and Expenses, dividend expense, litigation, indemnification or extraordinary expenses) to the extent necessary to maintain

FAM FUNDS — Notes to Financial Statements (Unaudited)

annual operating expenses of each class of shares of each of the Funds as follows: for the Investor Shares: 1.18% for FAM Value Fund, 1.26% for FAM Dividend Focus Fund and 1.42% for FAM Small Cap Fund; and for the Institutional Shares: 0.99% for FAM Value Fund and 1.20% for FAM Small Cap Fund.

During the six months ended June 30, 2021, pursuant to the terms of the ELA, the Advisor reduced its fees for FAM Value Fund in the amount of $26,279. The FAM Dividend Focus Fund and the FAM Small Cap Fund did not have any advisory fee reductions during the six months ended June 30, 2021.

The Advisor may be reimbursed by the FAM Value Fund for fees waived pursuant to the ELA if such payment is made within three years of the fee waiver and does not cause the total annual Fund operating expenses after fee waiver (excluding interest, taxes, brokerage costs, Acquired Fund Fees and Expenses, dividend expense, litigation, indemnification or extraordinary expenses) of the Funds to exceed the lesser of (i) the then-current expense limit and (ii) the expense limit in place at the time the waiver. As of June 30, 2021, the amounts of previously reduced fees that the Advisor may recoup from the FAM Value Fund are shown below, along with the expiration dates of such recoupments:

	2021	2022	2023	2024	Total
FAM Value Fund	$154,067	$190,587	$104,548	$26,279	$456,835

Shareholder Administration Services

The Funds have adopted Shareholder Administrative Services Plans (the “Plans”) for each class of shares pursuant to which each Fund may pay shareholder administrative servicing fees to the Advisor and to financial intermediaries for providing, or arranging for the provision of, certain types of shareholder administrative services to shareholders of each respective class of shares that are serviced by the Advisor, affiliates of the Advisor or the financial intermediary. Pursuant to the Shareholder Administrative Services Plan for Investor Shares, the Investor Shares of each Fund may pay shareholder administrative servicing fees of up to 0.25% per annum of the average daily net assets allocable to Investor Shares of each respective Fund; and pursuant to the Shareholder Administrative Services Plan for Institutional Shares, the Institutional Shares of each Fund may pay shareholder administrative servicing fees of up to 0.15% per annum of the average daily net assets allocable to Institutional Shares of each respective Fund.

For the six months ended June 30, 2021, shareholder administrative fees incurred pursuant to the Plans were as follows:

FAM Value Fund	$366,267
FAM Dividend Focus Fund	$277,824
FAM Small Cap Fund	$117,163

Shareholder Account Services

Effective as of September 14, 2020, the Advisor assumed the responsibility from its affiliate FAM Shareholder Services, Inc. (“FSS”), a company under common control with the Advisor, for providing and/ or procuring those shareholder account services for the Funds that were previously provided exclusively to the Funds by FSS pursuant to the terms of each of the Funds’ Shareholder Account Services Agreements. FSS continues to serve as the shareholder servicing agent for the Funds in accordance with certain servicing agreements entered into between the Advisor and FSS. The fees payable to FSS are paid by the Advisor (not the Funds). Pursuant to the terms of the Shareholder Account Services Agreement between the Funds and the Advisor with respect to the Investor Shares of the Funds, the Advisor receives a fee at the annual rate of 0.11% of the average daily net assets allocable to the Investor Shares of each Fund, and, pursuant to the terms of the Shareholder Account Services Agreement between the Funds and the Advisor with respect to

FAM FUNDS — Notes to Financial Statements (Unaudited)

the Institutional Shares of the Funds, the Advisor receives a fee at the annual rate of 0.03% of the average daily net assets allocable to the Institutional Shares of each Fund. For the six months ended June 30, 2021, shareholder account servicing fees incurred by the Funds to the Advisor were as follows:

FAM Value Fund	$659,792
FAM Dividend Focus Fund	$163,327
FAM Small Cap Fund	$63,354

Fund Accounting

The Advisor serves as the fund accounting agent and receives a fee at the annual rate of 0.07% on each Fund’s average daily net assets. For the six months ended June 30, 2021, the Funds’ fund accounting fees incurred to the Advisor amounted to:

FAM Value Fund	$535,410
FAM Dividend Focus Fund	$190,449
FAM Small Cap Fund	$98,140

Distribution Agreement

Fenimore Securities, Inc. (“FSI”), a company also under common control with the Advisor, acts as distributor of the Funds’ shares. FSI receives no compensation for providing distribution services from the Funds.

Compliance

Ultimus Fund Solutions, LLC (“Ultimus”) provides the Chief Compliance Officer to the Funds, as well as certain additional compliance support functions. The Funds pay Ultimus fees in accordance with the agreement for such services. During the six months ended June 30, 2021, the fee paid by each Fund for such services was $10,000.

Other

The Advisor has entered into a Master Services Agreement with Ultimus, pursuant to which Ultimus provides day-to-day operational services to each Fund including, but not limited to, accounting, administrative, co-transfer agency services and recordkeeping services. The fees payable to Ultimus are paid by the Advisor (not the Funds).

A Trustee and certain officers of the Trust are also officers or employees of the Advisor, FSI, or Ultimus, as applicable.

Note 3. Shares of Beneficial Interest

At June 30, 2021, an unlimited number of shares of beneficial interest ($0.001 par value) of each Fund were authorized.

FAM FUNDS — Notes to Financial Statements (Unaudited)

Transactions for each Fund are as follows:

	Six Months Ended		Year Ended
	June 30, 2021		December 31, 2020
FAM Value Fund
	Shares	Amount	Shares	Amount
Investor Shares
Shares sold	294,481	$26,675,280	632,609	$46,568,381
Shares issued on reinvestment of distributions	—	—	572,620	46,943,411
Shares redeemed	(568,919)	(51,202,778)	(1,601,944)	(119,566,360)

Investor Share transactions	(274,438)	$(24,527,498)	(396,715)	$(26,054,568)

Institutional Shares
Shares sold	76,335	$7,157,421	210,242	$16,432,757
Shares issued on reinvestment of distributions	—	—	11,716	965,990
Shares redeemed	(68,087)	(6,484,366)	(120,738)	(9,248,432)

Institutional Share transactions	8,248	$673,055	101,220	$8,150,315

Net decrease from capital transactions	(266,190)	$(23,854,443)	(295,495)	$(17,904,253)

	Six Months Ended		Year Ended
	June 30, 2021		December 31, 2020
FAM Dividend Focus Fund
	Shares	Amount	Shares	Amount
Investor Shares
Shares sold	1,332,626	$59,588,823	3,899,695	$138,928,167
Shares issued on reinvestment of distributions	—	—	258,281	10,536,814
Shares redeemed	(1,001,470)	(44,153,513)	(4,004,655)	(137,375,921)

Net increase from capital transactions	331,156	$15,435,310	153,321	$12,089,060

	Six Months Ended		Year Ended
	June 30, 2021		December 31, 2020
FAM Small Cap Fund
	Shares	Amount	Shares	Amount
Investor Shares
Shares sold	649,144	$15,447,805	2,160,273	$36,091,440
Shares redeemed	(529,273)	(12,649,396)	(1,593,631)	(26,423,924)

Investor Share transactions	119,871	$2,798,409	566,642	$9,667,516

Institutional Shares
Shares sold	239,511	$5,680,120	951,660	$16,714,848
Shares redeemed	(68,318)	(1,640,017)	(493,879)	(8,006,204)

Institutional Share transactions	171,193	$4,040,103	457,781	$8,708,644

Net increase from capital transactions	291,064	$6,838,512	1,024,423	$18,376,160

FAM FUNDS — Notes to Financial Statements (Unaudited)

Note 4. Investment Transactions

During the six months ended June 30, 2021, purchases and sales of investment securities, other than short-term obligations, were:

	Purchases	Sales
FAM Value Fund	$71,869,176	$93,993,855
FAM Dividend Focus Fund	16,155,118	9,802,983
FAM Small Cap Fund	29,761,075	38,652,043

Note 5. Income Taxes and Distributions to Shareholders

The tax composition of dividends and distributions paid to shareholders during the periods ended June 30, 2021 and December 31, 2020 was:

			FAM Dividend
	FAM Value Fund		Focus Fund		FAM Small Cap Fund
	2021	2020	2021	2020	2021	2020
Distributions paid from:
Ordinary income	$—	$—	$—	$1,330,383	$—	$—
Long-term capital gains	—	50,977,734	—	9,463,036	—	—
Return of capital	—	—	—	71,621	—	—

Total Distributions	$—	$50,977,734	$—	$10,865,040	$—	$—

The following information is computed on a tax basis for each item as of June 30, 2021:

		FAM Dividend	FAM Small
	FAM Value Fund	Focus Fund	Cap Fund
Tax cost of portfolio investments	$561,459,217	$319,718,546	$190,047,509

Gross unrealized appreciation	$1,059,309,228	$274,537,590	$106,689,120
Gross unrealized depreciation	(1,360,102)	(102,611)	(4,301,965)

Net unrealized appreciation	1,057,949,126	274,434,979	102,387,155
Accumulated ordinary income (loss)	568,744	210,899	(620,827)
Capital loss carryforwards	—	—	(2,802,572)
Other gains	52,277,451	4,994,586	17,153,864

Accumulated earnings	$1,110,795,321	$279,640,464	$116,117,620

As of December 31, 2020, FAM Small Cap Fund had a short-term capital loss carryforward of $588,288 and a long-term capital loss carryforward of $2,214,284 for federal income tax purposes. These capital loss carryforwards, which do not expire, may be utilized by the Fund in the current and futures years to offset net realized capital gains, if any.

Note 6. Line of Credit

FAM Value Fund, FAM Dividend Focus Fund and FAM Small Cap Fund each have a line of credit up to 33 1/3% of its net assets, with a maximum of $155,000,000, $40,000,000, and $20,000,000, respectively.

Borrowings under the agreement bear interest at the prime rate as announced by the lending bank. The line of credit is available until November 23, 2021, when any advances are to be repaid. During the six months ended June 30, 2021, no amounts were drawn from the available lines.

FAM FUNDS — Notes to Financial Statements (Unaudited)

Note 7. Commitments and Contingencies

In the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that might be made against the Funds that have not yet occurred. However, based on experience, the Trust expects the risk of loss to be remote.

Note 8. Subsequent Events

Management has evaluated subsequent events through the date these financial statements were available to be issued and has determined that there were no subsequent events requiring recognition or disclosure in these financial statements.

FAM FUNDS — Notes to Financial Statements (Unaudited)

Note 9. Financial Highlights

FAM Value Fund
(Investor Shares)

	Six Months
	Ended
Per share information	June 30,			Years Ended December 31,
(For a share outstanding	2021
throughout each period)	(Unaudited)		2020	2019	2018	2017	2016
Net asset value, beginning of period	$83.23		$80.83	$66.24	$73.52	$66.00	$60.06
Income (loss) from investment operations:
Net investment income (loss)(a)	0.03		(0.06)	(0.02)	0.07	(0.06)	(0.07)
Net realized and unrealized gains (losses) on investments	12.62		5.53	20.11	(4.64)	11.30	9.44
Total from investment operations	12.65		5.47	20.09	(4.57)	11.24	9.37
Less distributions from:
Net investment income	—		—	—	(0.07)	—	—
Net realized gains on investments	—		(3.07)	(5.50)	(2.64)	(3.72)	(3.43)
Total distributions	—		(3.07)	(5.50)	(2.71)	(3.72)	(3.43)
Change in net asset value for the period	12.65		2.40	14.59	(7.28)	7.52	5.94
Net asset value, end of period	$95.88		$83.23	$80.83	$66.24	$73.52	$66.00
Total return(b)	15.20	% (c)	6.82%	30.32%	(6.18%)	17.00%	15.60%

Ratios/supplementary data
Net assets, end of period (000)	$1,569,620		$1,385,432	$1,377,473	$1,106,471	$1,236,170	$1,100,380
Ratios to average net assets of:
Expenses, total	1.17	% (d)	1.19%	1.19%	1.19%	1.19%	1.19%
Expenses, net (includes fees reduced by Advisor)	1.17	% (d)	1.18%	1.18%	1.18%	1.18%	1.18%
Net investment income (loss)	0.07	% (d)	(0.08%)	(0.03%)	0.09%	(0.09%)	(0.11%)
Portfolio turnover rate	5	% (c)	14%	7%	12%	10%	4%

(a)	Based on average shares outstanding.

(b)	Total return is a measure of the change in value of an investment in the Fund over the periods covered. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions, if any, or the redemption of Fund shares. The total returns would be lower if the Advisor had not reduced advisory fees (Note 2).

(c)	Not annualized.

(d)	Annualized.

FAM FUNDS — Notes to Financial Statements (Unaudited)

Note 9. Financial Highlights

FAM Value Fund
(Institutional Shares)

	Six Months
	Ended
Per share information	June 30,			Periods Ended December 31,
(For a share outstanding	2021
throughout each period)	(Unaudited)		2020	2019	2018	2017(a)
Net asset value, beginning of period	$83.71		$81.12	$66.34	$73.64	$66.85
Income (loss) from investment operations:
Net investment income(b)	0.12		0.09	0.13	0.21	0.08
Net realized and unrealized gains (losses) on investments	12.68		5.57	20.15	(4.65)	10.43
Total from investment operations	12.80		5.66	20.28	(4.44)	10.51
Less distributions from:
Net investment income	—		—	—	(0.22)	—
Net realized gains on investments	—		(3.07)	(5.50)	(2.64)	(3.72)
Total distributions	—		(3.07)	(5.50)	(2.86)	(3.72)
Change in net asset value for the period	12.80		2.59	14.78	(7.30)	6.79
Net asset value, end of period	$96.51		$83.71	$81.12	$66.34	$73.64
Total return(c)	15.29	% (d)	7.03%	30.57%	(6.00%)	15.69	% (d)

Ratios/supplementary data
Net assets, end of period (000)	$49,733		$42,444	$32,922	$25,933	$23,693
Ratios to average net assets of:
Expenses, total	1.10	% (e)	1.11%	1.11%	1.10%	1.17	% (e)
Expenses, net (includes fees reduced by Advisor)	0.99	% (e)	0.99%	0.99%	0.99%	0.99	% (e)
Net investment income	0.26	% (e)	0.12%	0.16%	0.25%	0.11	% (e)
Portfolio turnover rate	5	% (d)	14%	7%	12%	10	% (f)

(a)	Value Fund Institutional Shares inception was on January 3, 2017.

(b)	Based on average shares outstanding.

(c)	Total return is a measure of the change in value of an investment in the Fund over the periods covered. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions, if any, or the redemption of Fund shares. The total returns would be lower if the Advisor had not reduced advisory fees (Note 2).

(d)	Not annualized.

(e)	Annualized.

(f)	Represents the year ended December 31, 2017.

FAM FUNDS — Notes to Financial Statements (Unaudited)

Note 9. Financial Highlights

FAM Dividend Focus Fund
(Investor Shares)

	Six Months
	Ended
Per share information	June 30,			Years Ended December 31,
(For a share outstanding	2021
throughout each period)	(Unaudited)		2020	2019	2018	2017	2016
Net asset value, beginning of period	$42.35		$38.26	$29.73	$30.11	$26.93	$24.11
Income (loss) from investment operations:
Net investment income(a)	0.02		0.11	0.22	0.22	0.24	0.18
Net realized and unrealized gains (losses) on investments	5.68		4.90	9.45	(0.20)	3.15	5.00
Total from investment operations	5.70		5.01	9.67	0.02	3.39	5.18
Less distributions from:
Net investment income	—		(0.11)	(0.21)	(0.25)	(0.21)	(0.18)
Net realized gains on investments	—		(0.80)	(0.93)	(0.15)	—	(2.09)
Return of capital	—		(0.01)	—	—	—	(0.09)
Total distributions	—		(0.92)	(1.14)	(0.40)	(0.21)	(2.36)
Change in net asset value for the period	5.70		4.09	8.53	(0.38)	3.18	2.82
Net asset value, end of period	$48.05		$42.35	$38.26	$29.73	$30.11	$26.93
Total return(b)	13.46	% (c)	13.20%	32.56%	0.06%	12.64%	21.59%

Ratios/supplementary data
Net assets, end of period (000)	$594,193		$509,666	$454,617	$240,545	$224,476	$198,364
Ratios to average net assets of:
Expenses, total	1.22	% (d)	1.24%	1.24%	1.23%	1.25%	1.26%
Net investment income	0.08	% (d)	0.31%	0.61%	0.70%	0.84%	0.70%
Portfolio turnover rate	2	% (c)	25%	10%	18%	12%	26%

(a)	Based on average shares outstanding.

(b)	Total return is a measure of the change in value of an investment in the Fund over the periods covered. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions, if any, or the redemption of Fund shares.

(c)	Not annualized.

(d)	Annualized.

FAM FUNDS — Notes to Financial Statements (Unaudited)

Note 9. Financial Highlights

FAM Small Cap Fund
(Investor Shares)

	Six Months
	Ended
Per share information	June 30,			Years Ended December 31,
(For a share outstanding	2021
throughout each period)	(Unaudited)		2020	2019	2018	2017	2016
Net asset value, beginning of period	$20.83		$18.92	$14.98	$18.21	$17.79	$14.75
Income (loss) from investment operations:
Net investment loss(a)	(0.06)		(0.09)	(0.09)	(0.06)	(0.05)	(0.03)
Net realized and unrealized gains (losses) on investments	3.81		2.00	4.12	(1.67)	0.86	3.60
Total from investment operations	3.75		1.91	4.03	(1.73)	0.81	3.57
Less distributions from:
Net realized gains on investments	—		—	(0.09)	(1.50)	(0.39)	(0.53)
Change in net asset value for the period	3.75		1.91	3.94	(3.23)	0.42	3.04
Net asset value, end of period	$24.58		$20.83	$18.92	$14.98	$18.21	$17.79
Total return(b)	18.00	% (c)	10.10%	26.89%	(9.37%)	4.55%	24.21%

Ratios/supplementary data
Net assets, end of period (000)	$198,436		$165,727	$139,788	$111,156	$120,303	$111,122
Ratios to average net assets of:
Expenses, total	1.26	% (d)	1.28%	1.28%	1.27%	1.30%	1.36%
Expenses, net (includes fees reduced and recoupment of previously reduced fees by Advisor)	1.26	% (d)	1.28%	1.28%	1.28%	1.33%	1.36%
Net investment loss	(0.48	%) (d)	(0.55%)	(0.54%)	(0.33%)	(0.30%)	(0.23%)
Portfolio turnover rate	12	% (c)	16%	15%	31%	19%	26%

(a)	Based on average shares outstanding.

(b)	Total return is a measure of the change in value of an investment in the Fund over the periods covered. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions, if any, or the redemption of Fund shares. The total returns would be lower if the Advisor had not reduced advisory fees (Note 2).

(c)	Not annualized.

(d)	Annualized.

FAM FUNDS — Notes to Financial Statements (Unaudited)

Note 9. Financial Highlights

FAM Small Cap Fund
(Institutional Shares)

	Six Months
	Ended
Per share information	June 30,			Years Ended December 31,
(For a share outstanding	2021
throughout each period)	(Unaudited)		2020	2019	2018	2017		2016(a)
Net asset value, beginning of period	$20.97		$19.02	$15.04	$18.26	$17.82		$14.75
Income (loss) from investment operations:
Net investment loss(b)	(0.04)		(0.08)	(0.08)	(0.04)	(0.03)		(0.00	) (c)
Net realized and unrealized gains (losses) on investments	3.82		2.03	4.15	(1.68)	0.86		3.60
Total from investment operations	3.78		1.95	4.07	(1.72)	0.83		3.60
Less distributions from:
Net investment income	—		—	—	—	(0.00	) (c)	—
Net realized gains on investments	—		—	(0.09)	(1.50)	(0.39)		(0.53)
Total distributions	—		—	(0.09)	(1.50)	(0.39)		(0.53)
Change in net asset value for the period	3.78		1.95	3.98	(3.22)	0.44		3.07
Net asset value, end of period	$24.75		$20.97	$19.02	$15.04	$18.26		$17.82
Total return(d)	18.03	% (e)	10.25%	27.05%	(9.29%)	4.66%		24.42%

Ratios/supplementary data
Net assets, end of period (000)	$95,133		$77,023	$61,170	$36,664	$42,989		$34,142
Ratios to average net assets of:
Expenses, total	1.15	% (f)	1.18%	1.19%	1.16%	1.22%		1.23%
Expenses, net (includes fees reduced and recoupment of previously reduced fees by Advisor)	1.15	% (f)	1.18%	1.19%	1.17%	1.20%		1.16%
Net investment loss	(0.37	%) (f)	(0.44%)	(0.45%)	(0.22%)	(0.16%)		(0.03%)
Portfolio turnover rate	12	% (e)	16%	15%	31%	19%		26%

(a)	Small Cap Fund Institutional Shares inception was on January 1, 2016.

(b)	Based on average shares outstanding.

(c)	Amount is less than $0.01 per share.

(d)	Total return is a measure of the change in value of an investment in the Fund over the periods covered. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions, if any, or the redemption of Fund shares. The total returns would be lower if the Advisor had not reduced advisory fees (Note 2).

(e)	Not annualized.

(f)	Annualized.

FAM FUNDS — Supplemental Information (Unaudited)

Each Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Each Fund’s Form N-PORT reports are available on the SEC’s website at http://www.sec.gov.

Statement Regarding Availability of Proxy Voting Policies and Procedures.

Please note that a description of the policies and procedures the Funds use to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling FAM Funds at 1-800-932-3271; (ii) and on the U.S. Securities and Exchange Commission’s website at www.sec.gov.

Statement Regarding Availability of Proxy Voting Record.

Please note that information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, upon request, by calling FAM Funds at 1-800-932-3271; or on the FAM Funds’ Website at http://famfunds.com (ii) and on the U.S. Securities and Exchange Commission’s website at www.sec.gov.

FAM FUNDS — Supplemental Information (Unaudited)

Summary of the Funds’ Liquidity Risk Management Program Annual Assessment Report

The Funds have adopted and implemented a Liquidity Risk Management Program (the “Liquidity Program”) in accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”). The Liquidity Program seeks to assess and manage each Fund’s liquidity risk, which is considered to be the risk that a Fund could not meet requests to redeem Fund shares without significant dilution of the remaining investors’ interests in the Fund. The Board of Trustees of the Funds (the “Board”) has appointed Fenimore Asset Management, Inc., the Funds’ investment advisor (the “Advisor”), to administer the Liquidity Program. The Advisor has delegated certain day-to-day administration responsibilities to the Liquidity Administrator Committee (the “Committee”), which consists of the Chief Compliance Officer of the Trust and certain employees of the Advisor who are involved with portfolio management, trading and financial activities with respect to the Funds.

The Liquidity Rule and the Liquidity Program each require that the Board shall receive and review an annual written report that addresses the operation of the Liquidity Program and assesses its adequacy and the effectiveness of its implementation, taking into consideration various aspects of the Liquidity Program’s functions.

The Board met on February 18, 2021 and received a written report (the “Liquidity Report”) addressing the operation of the Liquidity Program and assessing the adequacy and effectiveness of its implementation, including the operation of each Fund’s highly liquid investment minimum (“HLIM”). The Liquidity Report discussed key components of the Liquidity Program, including the assessment of the Funds’ liquidity risk, the classification of each Fund’s portfolio investments into one of four liquidity categories, the 15% limit on the Funds’ holdings of illiquid investments, and the applicable HLIM requirements. The Liquidity Report noted that each of the Funds qualifies to be treated as a fund that primarily holds assets that are deemed to be highly liquid investments for purposes of the Liquidity Rule, and, therefore, none of the Funds was required to establish an HLIM. The Liquidity Report also noted that during the period of substantially increased market volatility during March 2020 that was brought about in response to developments relating to the outbreak of the COVID-19 pandemic, none of the Funds experienced unusual stress or disruption to their operations related to purchase and redemption activity.

As reflected in the Liquidity Report, the Advisor, as the administrator of the Liquidity Program for the Funds, together with the Committee, considers the Liquidity Program to be reasonably designed to assess and manage the Funds’ liquidity risk and believes that it has been adequately and effectively implemented to prevent violation of the Liquidity Rule.

FAM FUNDS — Expense Data (Unaudited)

We believe it is important for you to understand the impact of costs on your investment. As a shareholder of the Funds, you incur ongoing costs, including management fees, shareholder servicing fees and other operating expenses. The following examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

A mutual fund’s ongoing costs are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The expenses in the table below are based on an investment of $1,000 made at the beginning of the most recent period (January 1, 2021) and held until the end of the period (June 30, 2021).

The table below illustrates each Fund’s ongoing costs in two ways:

Actual Expenses

The first line for each Fund in the following tables provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each Fund in the following table provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not each Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the hypothetical example of the table is useful in comparing ongoing costs only and will not help you determine the relative costs of owning different funds.

FAM FUNDS — Expense Data (Unaudited) Continued

	Beginning	Ending
	Account	Account	Net	Expenses
	Value	Value	Expense	Paid During
	01/01/2021	06/30/2021	Ratio	Period

FAM Value Fund - Investor Shares:
Actual Return	$1,000.00	$1,152.00	1.17%	$6.24
Hypothetical 5% Return	$1,000.00	$1,018.99	1.17%	$5.86

FAM Value Fund - Institutional Shares:
Actual Return	$1,000.00	$1,152.90	0.99%	$5.28
Hypothetical 5% Return	$1,000.00	$1,019.89	0.99%	$4.96

FAM Dividend Focus Fund - Investor Shares:
Actual Return	$1,000.00	$1,134.60	1.22%	$6.46
Hypothetical 5% Return	$1,000.00	$1,018.74	1.22%	$6.11

FAM Small Cap Fund - Investor Shares:
Actual Return	$1,000.00	$1,180.00	1.26%	$6.81
Hypothetical 5% Return	$1,000.00	$1,018.55	1.26%	$6.31

FAM Small Cap Fund - Institutional Shares:
Actual Return	$1,000.00	$1,180.30	1.15%	$6.22
Hypothetical 5% Return	$1,000.00	$1,019.09	1.15%	$5.76

*	Expense are calculated using each Fund’s annualized net expense ratios, which represent net expenses as a percentage of average daily net assets for the one-half year period ended June 30, 2021. Expenses are calculated by multiplying the annualized expense ratio by the average account value of the period; then multiplying the result by the number of days in the most recent one-half year period (181); and then dividing that result by the number of days in the current fiscal year (365).

Rev. 01/2019

FACTS	WHAT DOES FAM FUNDS (FENIMORE ASSET MANAGEMENT TRUST) DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

●    Social Security number and account balances

●    Transaction history and investment experience

●    Retirement assets and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons FAM FUNDS (Fenimore Asset Management Trust) chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Fenimore Asset Management Trust share?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes - to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes - information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes - information about your creditworthiness	No	We don’t share
For affiliates to market to you	Yes	Yes
For nonaffiliates to market to you	No	We don’t share

To limit our sharing

●    Call (800) 932-3271

●    Visit us online: www.famfunds.com

●    Mail the form on page 2

Please note: If you are a new customer, we can begin sharing your information 30 days from the date we sent this notice. When you are no longer our customer, we continue to share your information as described above in this notice.

However, you can contact us at any time to limit our sharing.

Questions?	Call (800) 932-3271 or go to www.famfunds.com

Mail-in form
Leave Blank OR If you have a joint account, your choice(s) will apply to everyone on your account unless you mark below ● Apply my choices only to me	Mark any/all you want to limit: ● Do not allow your affiliates to use my personal information to market to me
Name	Mail to: FAM FUNDS PO Box 399 Cobleskill, NY 12043
Address
City/ST/Zip
Account #

What We Do
How does FAM FUNDS (Fenimore Asset Management Trust) protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.
How does FAM FUNDS (Fenimore Asset Management Trust) collect my personal information?

We collect your personal information, for example, when you:

●    open an account

●    direct us to buy securities

●    direct us to sell your securities make deposits or withdrawals from your account

●    tell us about your investment or retirement portfolio

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

●    sharing for affiliates’ everyday business purposes - information about your creditworthiness

●    affiliates from using your information to market to you

●    sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing. See below for more on your rights under state law.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ● FAM FUNDS (Fenimore Asset Management Trust) shares with our affiliates.
Nonaffiliates

Companies not related by common ownership or control. They can be financial and nonfinancial companies.

●    FAM FUNDS (Fenimore Asset Management Trust) does not share with nonaffiliates so they can market to you.

Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ● FAM FUNDS (Fenimore Asset Management Trust) does not market jointly.

Notice to European Union Investors:

Please be advised that our privacy policy is designed to comply solely with applicable U.S. law. It is the general policy of FAM FUNDS (Fenimore Asset Management Trust) to not offer or sell their shares to individuals resident in any member state of the European Union (the “EU”). Accordingly, the Funds do not offer goods or services to EU residents or monitor the behavior of EU residents, and are therefore not subject to the personal data protection requirements of the EU’s General Data Protection Regulation (“GDPR”) provisions that are otherwise applicable to certain activities with respect to the personal data of investors resident in the EU.

Investment Advisor
Fenimore Asset Management, Inc.
Cobleskill, NY

Custodian
U.S. Bank, N.A.
Cincinnati, OH

Independent Registered
Public Accounting Firm
BBD, LLP
Philadelphia, PA

Trustees
Donald J. Boteler
Denise V. Gonick
Paul A. Keller, CPA, Independent Chairman
Fred “Chico” Lager
Kevin J. McCoy, CPA
Thomas O. Putnam
Kenneth R. Stoll

Legal Counsel
Dechert LLP
Washington, DC

Shareholder Servicing Agent
FAM Shareholder Services, Inc.
Cobleskill, NY

Co-Transfer Agent
Ultimus Fund Solutions, LLC
Cincinnati, OH

Distributor
Fenimore Securities, Inc.
Cobleskill, NY

384 North Grand Street
PO Box 399
Cobleskill, New York
12043-0399
(800) 932-3271
www.famfunds.com

800.932.3271

FENIMOREASSET.COM

Securities offered through Fenimore Securities, Inc. Member FINRA/SIPC, and advisory services offered through Fenimore Asset Management, Inc.

FAM-SAR-21

(b)	Not applicable

Item 2.	Code of Ethics.

Not required.

Item 3.	Audit Committee Financial Expert.

Not required.

Item 4.	Principal Accountant Fees and Services.

Not required.

Item 5.	Audit Committee of Listed Registrants.

Not applicable

Item 6.	Schedule of Investments.

(a)	Not applicable [schedule filed with Item 1]

(b)	Not applicable

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable

Item 10.	Submission of Matters to a Vote of Security Holders.

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11.	Controls and Procedures.

(a) Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) as of a date within 90 days of the filing date of this report, the registrant’s principal executive officer and principal financial officer have concluded that such disclosure controls and procedures are reasonably designed and are operating effectively to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to them by others within those entities, particularly during the period in which this report is being prepared, and that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable

Item 13.	Exhibits.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit:

Not applicable

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)): Attached hereto

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable

(a)(4) Change in the registrant’s independent public accountants. Not applicable

(b) Certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)): Attached hereto

Exhibit 99.CERT	Certifications required by Rule 30a-2(a) under the Act
Exhibit 99.906CERT	Certifications required by Rule 30a-2(b) under the Act

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Fenimore Asset Management Trust

By (Signature and Title)*		/s/ Thomas O. Putnam
Thomas O. Putnam, President

Date	August 25, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*		/s/ Thomas O. Putnam
Thomas O. Putnam, President

Date	August 25, 2021

By (Signature and Title)*		/s/ Michael F. Balboa
Michael F. Balboa, Treasurer

Date	August 25, 2021

* Print the name and title of each signing officer under his or her signature.